As filed with the Securities and Exchange Commission on April 29, 2005

                      Registration Nos. 33-82610; 811-03249

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ( )

                       POST-EFFECTIVE AMENDMENT NO. 14 (X)


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                               Amendment No. 28 (X)

                        (Check appropriate box or boxes)

                              MAXIM SERIES ACCOUNT
                           (Exact name of Registrant)
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
        (Address of Depositor's Principal Executive Officers) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (800) 537-2033

                               William T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                    Copy to:
                              James F. Jorden, Esq.
                                 Jorden Burt LLP
                     1025 Thomas Jefferson Street, N.W., Suite 400 East
                           Washington, D.C. 20007-5208

        It is proposed that this filing will become effective (check appropriate space):

        Approximate  Date of  Proposed  Public  Offering:  Continuous


      X Immediately upon filing pursuant to paragraph (b)
        On , pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)(1)
        On , pursuant to paragraph (a)(1)


If appropriate, check the following:

        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being  registered:  flexible  premium  deferred  variable annuity contracts

                               Maximum Value Plan
        An Individual Flexible Premium Deferred Variable Annuity Contract

                                 Distributed by
                               GWFS Equities, Inc.

                                    Issued by
                   Great-West Life & Annuity Insurance Company

Overview
This prospectus describes the Maximum Value Plan--an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the "Contract."

Who Should Invest
The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity ("Annuity IRA") or for other long-term investment purposes.

Allocating Your Money
You can allocate your money among 20 Investment Divisions of Maxim Series Account ("Series Account"). Each Investment Division invests all of its assets in one of 20 corresponding mutual funds (Eligible Funds). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund . Following is a list of the Eligible
Funds:

Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Securities Portfolio

Maxim Index 600 Portfolio

Maxim Ariel Mid-Cap Value Portfolio

Maxim MFS(R) Small-Cap Growth Portfolio

Maxim INVESCO ADR Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Value Index Portfolio

Maxim Growth Index Portfolio

Maxim T. Rowe Price MidCap Growth

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund(R) Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.



Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:
Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
800-228-8706


This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (SAI) dated May 1, 2005, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI's table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission's Web site at http:\\www.sec.gov.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                   The date of this prospectus is May 1,2005.










                     [This space intentionally left blank.]





 Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon.
                  The Contract is not available in all states.

                                        4
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

Table of Contents
Definitions............................................................................
Key Features of the Contract...........................................................
Fee Table..............................................................................
Condensed Financial Information........................................................
Great-West Life & Annuity Insurance Company and the Series Account.....................
The Eligible Funds.....................................................................
Application and Initial Contributions..................................................
Additional Contributions...............................................................
Annuity Account Value..................................................................
Transfers..............................................................................
Market Timing and Excessive Trading....................................................
Automatic Custom Transfers.............................................................
Telephone/Internet Transactions........................................................
Cash Withdrawals.......................................................................
Death Benefit..........................................................................
Charges and Deductions.................................................................
Payment Options........................................................................
Annuity Payments.......................................................................
Federal Tax Matters....................................................................
Assignments or Pledges.................................................................
Distribution of the Contracts..........................................................
Voting Rights..........................................................................
Rights Reserved by Great-West..........................................................
Adding and Discontinuing Investment Divisions..........................................
Substitution of Investments............................................................
Legal Matters..........................................................................
Legal Proceedings......................................................................
Available Information..................................................................
Appendix A:  Condensed Financial Information...........................................
Appendix B:  Calculation of the Net Investment Factor..................................


Definitions

Accumulation Period
The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit
An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices
The administrative offices of Great-West located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant
The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date
The date payments begin under an annuity payment option.

Annuity Account
An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value
The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period
The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit
An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan
A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary
The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions
Amounts you pay to purchase a Contract.

Contingent Owner
The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date
The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund
A mutual fund in which an Investment Division invests all of its assets.

Guaranteed Account Value
The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account
The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Individual Retirement Annuity ("Annuity IRA")
An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Investment Division
The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.

Owner (Joint Owner) or You
The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax
A tax charged by a state or other local governmental authority in connection with your Contract.

Request
Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account
The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and consists of the individual Investment Divisions.

Surrender Charge
A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.


Surrender Value
The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date
The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer
When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date
A date on which we calculate the value of the Investment Divisions. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value
The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts
An account we maintain for you that reflects the value credited to you from an Investment Division.










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


Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest
You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:
o       $5,000; or
o       $2,000 if an Annuity IRA

The minimum additional Contribution is:
o       $500; or
o       $50 if made via Automatic Contribution Plan

Allocation of Your Contributions
Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period
The Contract provides for a "free look" period that allows you to cancel your Contract generally within 10 days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices
The Contract gives you an opportunity to select among 20 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract You pay the following charges under the Contract:

        o An annual contract maintenance charge

        o A mortality and expense risk charge

You may also have to pay:
        o A Surrender Charge (if you withdraw Annuity Account Value within 7 years after purchasing the Contract)
        o A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers
You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals
You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.

Withdrawals may be taxable, and if made prior to age 59 1/2, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.

Payment Options
A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit
The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

   o the Annuity Account Value on the date of death, less any applicable Premium Tax; or
   o the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

                              Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

        Sales Load Imposed on Purchases
        (as a percentage of Contributions)                         None

        Maximum Surrender Charge (as a percentage
        of amount surrendered)                                     7%* maximum

        Transfer Fee                                               None

* The Surrender Charge is equal to the percentage of the amount distributed less the "Free Amount" based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

      Contract Years
        Completed                   Surrender Charge
            1                              7%
            2                              6%
            3                              5%
            4                              4%
            5                              3%
            6                              2%
        7 or more                          0%


For more information about the circumstances in which the "Free Amount" may apply, see "Surrender Charges" on page 6 of this prospectus.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

        Annual Contract Maintenance Charge                              $27.00

        Series Account Annual Expenses
        (as an annual percentage of Variable Sub-Account(s) value)

               Mortality and Expense Risk Charge                          1.25%

               Account Fees and Expenses                                   None

               Total Series Account Annual Expenses                       1.25%


The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each fund.


Total Annual Eligible Fund Operating Expenses            Minimum    Maximum
(expenses that are deducted from Eligible Fund
assets, including management fees, distribution
[and/or service] (12b-1) fees, and other expenses)        .25%      1.30%1


--------
1 The expenses shown do not reflect any fee waiver or expense reimbursement. The advisors of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus. 1Standard & Poor's, S&P 500 Composite Index, S&P Mid-Cap Index, S&P Small-Cap 600 Stock Index, S&P/BARRA Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using any index.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



(1) If you surrender your Contract at the end of the applicable time period:

1 year         3 years       5 years         10 years


$ 917          $ 1360        $ 1875          $ 3767


(2) If you annuitize at the end of the applicable time period:

1 year         3 years          5 years         10 years


$ 273           $ 878           $ 1572          $ 3767


(3) If you do not surrender your Contract:

1 year         3 years          5 years         10 years


$ 273          $ 878            $1572           $ 3767


The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" on page 8 of this prospectus.

Condensed Financial Information

A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is also included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm. To obtain a fuller picture of each Investment Division's finances and performance, you should also review the Series Account's financial statements, which are contained in the SAI.


Great-West Life & Annuity Insurance Company and the Series Account

Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the state of Colorado. Great-West is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and 49 states in the United States.

Great-West is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada. On July 10, 2003, Great-West Lifeco Inc. acquired Canada Life Financial Corporation ("Canada Life"). Canada Life is a Canadian based insurance company with business principally in Canada, the United Kingdom, the United States and Ireland. In the United States, Canada Life sells individual and group insurance and annuity products.

The Series Account
Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

The Series Account currently has 20 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. If we decide to make additional Investment Divisions available to Owners of the Contracts, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The Eligible Funds
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.


GWFS may receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.25% annually of Series Account assets invested in an Eligible Fund.


The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Eligible Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Eligible Fund will also invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality). This Eligible Fund will invest in securities which are only denominated in U.S. dollars. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.


Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the "Lehman Index"). The Eligible Fund uses a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor's (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap Index, weighted according to their respective pro-rata shares of the market.1 The Eligible Fund seeks to own the securities contained in the benchmark indexes in as close as possible a proportion as each stock's weight in the benchmark indexes. This may be accomplished through ownership of all stocks in the benchmark indexes and/or through a combination of stock ownership and owning futures contracts on the benchmark indexes and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark indexes.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. This Eligible Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. It invests in private mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This Eligible Fund invests in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities.


Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.


Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($1.82 billion to $4.48 billion), medium ($4.48 billion to $13.88 billion), or medium/large($13.88 billion to $53.12 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim MFS(R) Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this Eligible Fund will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion. This Eligible Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Eligible Fund will invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Eligible Fund will select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies. It will analyze potential investments through computer analysis which compares current stock price to measures such as book value, historical return on equity, company's ability to reinvest capital, dividends, and dividend growth.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Eligible Fund emphasizes companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation. It invests in companies which have some of the following characteristics: established operating histories; above-average current dividend yields relative to Standard & Poor's 500 Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; and low stock price relative to a company's underlying value as measured by assets, earnings, cash flow or business franchises. This Eligible Fund may also invest up to 25% of its total assets in foreign securities.


Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities and up to 35% in below investment grade quality ("high yield/high risk" or "junk") bonds.


Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($1.82 billion and below) or medium/small ($1.82 billion to $4.48 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase. This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth,. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.


Maxim Value Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P/BARRA Value Index. The S&P/BARRA Value Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Growth Index Portfolio seeks investment results that, before fees, track the total return of the common stocks that comprise the S&P/BARRA Growth Index. The S&P/BARRA Growth Index is a widely recognized, unmanaged index that is comprised of stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.


Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index (approximately $344 million to $34.5 billion as of December 31, 2004), emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges. This Eligible Fund selects stocks using a growth approach and invest in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, operate in industries experiencing increasing demand, or are believed to be undervalued in the market place. This Eligible Fund may invest up to 25% of its total assets in foreign securities.


Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance investment horizon and personal objectives.


Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests in securities of companies whose value it believes is not fully recognized by the public. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either "growth" stocks or "value" stocks or both.

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC ("MCM")), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 2 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC ("Ariel") is the sub-adviser to the Maxim Ariel Mid-Cap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors ("BNY") is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.


INVESCO Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1360 Peachtree Street N.E. #100, Atlanta, Georgia 30309.


Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis-Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.


Massachusetts Financial Services Company ("MFS") is the sub-adviser to the Maxim MFS(R) Small-Cap Growth Portfolio. MFS(R) is located at 500 Boylston Street 21st Floor, Boston, Massachusetts 02116.


T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-adviser to the Maxim
T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment
All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds
Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West's Administrative Offices. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions
The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

o       $5,000; or
o       $2,000 if an Annuity IRA

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West's Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.

If you exercise the free look privilege, you must return the Contract to Great-West's Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Additional Contributions
You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

o       $500; or
o       $50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value
Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division's Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division's Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk(R), or through the Internet will not be processed.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

Transfers
In General
Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West's Administrative offices, by calling KeyTalk(R) - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.

Your Request must specify:
o       the amounts being Transferred,
o the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and
o the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from the Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions
We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund's portfolio securities and the reflection of that change in the Eligible Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner's activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately. We will then provide a subsequent report of the Owner's trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to GWL&A through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for one hundred eighty (180) days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual


 Please note that the Account's market timing procedure are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.


We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Eligible Funds that would be affected by the transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.


You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.


Automatic Custom Transfers
Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to transfer values from the Maxim Money Market Investment Division to other Investment Divisions as par of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.


You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

o The minimum amount that can be Transferred out of an Investment Division is $100 per month.
o You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

o   Your entire Variable Account Value must be included.
o You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing. You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions
You may make Transfer Requests by telephone by using KeyTalk(R), or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West's Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

o   No withdrawals may be made after the Annuity Commencement Date.
o If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
o Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
o If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.
o If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
o Proceeds will generally be paid in one lump sum within 7 days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of 7 days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions aren't clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of all of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service ("IRS"). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to
Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit

Death Benefit Payments--After Annuity Commencement Date
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant's date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant's death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date
If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date
If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date
If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

        (a) First, to the surviving Joint Owner.
        (b) If there is no surviving Joint Owner, then to the Contingent Owner.
        (c) If there is no Contingent Owner, then to the Annuitant.

If the Owner's surviving spouse is the person entitled to receive benefits upon the Owner's death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date
If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.



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Death Benefit Computation and Procedure
If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

      o the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
      o the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

        o  new allocation instructions are requested by the Beneficiary; or
        o  the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary's request. Unless otherwise specified by the Owner prior to the Annuitant's death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

        o  payment in a single sum; or
        o  payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner's death from a contract purchased on a non-tax qualified basis ("Non-Qualified Contract") before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to IRC ss.72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner's death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under IRC ss.72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner's death. Payments may be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to IRC ss.401(a)(9).



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Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West's Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions
No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

o  An annual contract maintenance charge, and
o  a mortality and expense risk charge.

You may also pay:
o a Surrender Charge (only for withdrawals within the first 7 Contract years), and
o deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge
Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

o The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

o The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax
We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge
We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.
o The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.
o The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
o   Only one Free Amount is available in each calendar year.
o The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:
o   you Request an annuity option with a payment period of at least 36 months;
    or
o you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
o the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

 Contract Years Completed        Percentage of
                                 Distribution
            1                         7%
            2                         6%
            3                         5%
            4                         4%
            5                         3%
            6                         2%
            7                         0%

Expenses of the Eligible Funds
The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds' fees and deductions. You bear these costs indirectly when you allocate to an Investment Division.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options
Periodic Payments
You may request that all or part of the Annuity Account Value be applied to a periodic payment option.

In requesting periodic payments, you must elect:

o The payment frequency of either 12-, 6-, 3- or 1-month intervals
o A payment amount--a minimum of $50 is required
o The calendar day of the month on which payments will be made
o One payment option
o The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or
  2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

o You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
o You may keep the same investment options as were in force before periodic payments began.
o   Charges and fees under the Contract continue to apply.
o The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

o the date the amount elected to be paid under the option selected has been reduced to zero.
o   the Annuity Account Value is zero.
o   You Request that withdrawals stop.
o   You or the Annuitant dies.

Periodic Payment Options
If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1--Income for a specified period (at least 36 months)
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2--Income of a specified amount (at least 36 months)
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3--Interest Only
The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in the Guaranteed Sub-Account.

Option 4--Minimum distribution
If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5--Any Other Form (at least 36 months)
Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments
Annuity Commencement Date
You choose the date you'd like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by GWL&A at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, GWL&A may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must, to avoid the imposition of an excise tax, not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan by a specific date, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you're using this annuity as an Annuity IRA, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.

Annuity Payment Options
You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1--Income of specified amount
(Available as fixed payments only)
The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2--Income for a specified period
(Available as fixed payments only)
Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3--Life annuity with guaranteed period
This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4--Life annuity
This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form
Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions
Amount of first payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return ("AIR") of 5%.

Annuity units
The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit Value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment
After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments
The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by GWL&A. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

Transfers after the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions
Once payments start under the annuity payment option you select:

o  no changes can be made in the annuity form,
o  no additional Contributions will be accepted under the Contract, and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters
Seek Tax Advice
The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.

Introduction
The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs ("Annuity IRA"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

In General
Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a "natural person" will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

o Where the Contract is acquired by the estate of a decedent.
o Where the Contract is an Annuity IRA.
o Where the Contract is a qualified funding asset for a structured settlement.
o Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
o Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payment is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the "investment in the Contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty tax
For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o  Made on or after the date on which the Owner attains age 59 1/2,
o  Made as a result of the death or disability of the Owner under the Contract,

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o  Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary,
o  Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
o If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1. If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.
2. If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to the rules in Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments
For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rule. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the Owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Contract.


Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding
Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities
Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges
Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information.

Distribution of the Contracts

GWFS Equities, Inc. ("GWFS") is the principal underwriter and distributor of the Contracts. GWFS is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the NASD. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.


Voting Rights
To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

o To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

o To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.
o To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.

o To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
o To change the time or time of day at which a Valuation Date is deemed to have ended.
o To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.
o   To reject any application for any reason.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.


Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing Investment Divisions
We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

Substitution of Investments
When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the Securities and Exchange Commission, and prior notice to you.

Legal Matters
Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings
There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, Inc., the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Available Information
We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 450 Fifth Street, NW, Washington, D.C.

The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:


o       Custodian and Independent Registered Public Accounting Firm


o       Underwriter

o       Financial Statements

                                              APPENDIX A
                                    CONDENSED FINANCIAL INFORMATION
                Selected Data for Accumulation Units Outstanding Throughout Each Period
                                   For the Periods Ended December 31

------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
Investment Division                   2004      2003      2002      2001     2000      1999      1998      1997      1996     1995

------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
FIDELITY VIP  II CONTRAFUND
Value at beginning of period          13.02    10.26     11.46     13.23     14.35    10.00
Value at end of period                14.85    13.02     10.26     11.46     13.23    14.35
Number of accumulation units         13,018    12,839    15,923    25,897   33,124    11,336
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
MAXIM STOCK INDEX
Value at beginning of period          23.53    18.56     24.07     27.60     30.35    25.67     20.50     15.70     13.05     9.74
Value at end of period                25.74    23.53     18.56     24.07     27.60    30.35     25.67     20.50     15.70     13.05
Number of accumulation units         91,037   105,025   107,411   137,794   156,654  124,499   154,519   169,289   130,996   17,200
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
MAXIM ARIEL MID-CAP VALUE
Value at beginning of period          31.78    24.83     28.18     24.15     20.60    20.80     15.75     14.12     13.49     10.80
Value at end of period                35.24    31.78     24.83     28.18     24.15    20.60     20.80     15.75     14.12     13.49
Number of accumulation units         26,967    28,088    27,764    30,078   29,343    51,895    52,202    49,565    83,399   24,467
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
MAXIM  INDEX 600
Value at beginning of period          23.11    16.94     20.24     19.37     17.79    16.10     16.57     13.87     12.18     9.77
Value at end of period                27.79    23.11     16.94     20.24     19.39    17.79     16.10     16.57     13.87     12.18
Number of accumulation units         17,845    16,092    13,926    17,208   18,670    20,517    19,021    14,918    10,976    2,706
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
MAXIM LOOMIS-SAYLES BOND
Value at beginning of period          22.78    17.73     16.16     15.96     15.45    14.91     14.60     13.12     12.03     10.00
Value at end of period                24.97    22.78     17.73     16.16     15.96    15.45     14.91     14.60     13.12     12.03
Number of accumulation units         15,128    14,064    14,888    52,542   56,967    60,769    77,918    23,403    12,487     799
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
MAXIM INVESCO ADR
Value at beginning of period          16.04    12.37     14.42     17.50     19.72    16.28     14.90     13.46     11.25     10.00
Value at end of period                18.95    16.04     12.37     14.42     17.50    19.72     16.28     14.90     13.46     11.25
Number of accumulation units         18,197    20,146    16,951    20,956   23,147    27,044    35,311    31,948    15,133    2,623
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------
MAXIM MONEY MARKET
Value at beginning of period          12.61    12.68     12.66     12.36     11.80    11.40     10.97     10.55     10.17     10.00
Value at end of period                12.57    12.61     12.68     12.66     12.36    11.80     11.40     10.97     10.55     10.17
Number of accumulation units         72,990    97,844   110,458   112,573   85,500   278,853    72,950    55,510    30,071   15,499
outstanding at end of period
------------------------------------ -------- --------- --------- --------- -------- --------- --------- --------- --------- -------






                                              APPENDIX A
                                    CONDENSED FINANCIAL INFORMATION
                Selected Data for Accumulation Units Outstanding Throughout Each Period
                                   For the Periods Ended December 31

---------------------------------------------------- ------- -------- -------- -------- -------- -------- -------- --------- -------
Investment Division                                   2004    2003     2002     2001     2000     1999     1998      1997     1996

---------------------------------------------------- ------- -------- -------- -------- -------- -------- -------- ---------
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period                         28.65    22.45    24.25    21.24    16.98    18.25    17.07    13.51     11.60
Value at end of period                               34.57    28.65    22.45    24.25    21.24    16.98    18.25    17.07     13.51
Number of accumulation units outstanding at end of   8,024    7,607   10,923    6,514    2,879    5,405    5,611    3,046     1,551
period
---------------------------------------------------- ------- -------- -------- -------- -------- -------- -------- --------- -------
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period                         25.39    20.45    23.84    23.75    21.30    20.86    19.39    15.24     12.92
Value at end of period                               28.85    25.39    20.45    23.84    23.75    21.30    20.86    19.39     15.24
Number of accumulation units outstanding at end of   39,929  46,571   43,736   50,304   55,601   75,493   88,484   106,469   67,415
period
---------------------------------------------------- ------- -------- -------- -------- -------- -------- -------- --------- -------
---------------------------------------------------- ------- -------- -------- -------- -------- -------- -------- --------- -------
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period                         16.27    16.06    14.81    14.01    12.83    12.95    12.23    11.41     11.12
Value at end of period                               16.70    16.27    16.06    14.81    14.01    12.83    12.95    12.23     11.41
Number of accumulation units outstanding at end of   15,586  19,264   21,503   14,175   10,223   22,422   28,453    12,346   15,784
period
                                                                                                                   --------- -------
---------------------------------------------------- ------- -------- -------- -------- -------- -------- --------           -------
MAXIM GROWTH INDEX
Value at beginning of period                         10.48    8.50     11.33    13.21    17.23    13.75    10.00
Value at end of period                               10.96    10.48    8.50     11.33    13.21    17.23    13.75
Number of accumulation units outstanding at end of   36,226  37,227   45,398   57,981   64,917   26,778   45,896
period
---------------------------------------------------- ------- -------- -------- -------- -------- -------- --------
MAXIM VALUE INDEX
Value at beginning of period                         11.56    8.97     11.57    13.37    12.85    11.68    10.00
Value at end of period                               13.13    11.56    8.97     11.57    13.37    12.85    11.68
Number of accumulation units outstanding at end of   25,223  23,749   10,694   12,263   12,491    2,992    1,678
period
---------------------------------------------------- ------- -------- -------- -------- -------- -------- --------
MAXIM T.ROWE PRICE MIDCAP GROWTH
Value at beginning of period                         16.59    12.19    15.82    16.21    15.29    12.42    10.00
Value at end of period                               19.35    16.59    12.19    15.82    16.21    15.29    12.42
Number of accumulation units outstanding at end of   24,281  23,154   24,170   36,668   39,552   10,285   10,161
period
---------------------------------------------------- ------- -------- -------- -------- -------- -------- --------
---------------------------------------------------- ------- -------- -------- -------- -------- -------- --------
MAXIM MFS(R) SMALL-CAP GROWTH
Value at beginning of period                         23.15    17.90    26.26    34.47    39.84    10.00
Value at end of period                               24.24    23.15    17.90    26.26    34.47    39.84
Number of accumulation units outstanding at end of   19,753  23,915   25,685   38,392   46,875   34,724
period
---------------------------------------------------- ------- -------- -------- -------- -------- --------
---------------------------------------------------- ------- -------- -------- -------- -------- --------
MAXIM BOND INDEX
Value at beginning of period                         10.93    10.74    10.00
Value at end of period                               11.15    10.93    10.74
Number of accumulation units outstanding at end of   4,374    4,610    3,557
period
---------------------------------------------------- ------- -------- --------





                                              APPENDIX A
                                    CONDENSED FINANCIAL INFORMATION
                Selected Data for Accumulation Units Outstanding Throughout Each Period
                                   For the Periods Ended December 31

--------------------------------------------------------- -------- -------- -------- ------- -------- --------
Investment Division                                        2004     2003     2002     2001    2000     1999

--------------------------------------------------------- -------- -------- -------- ------- -------- --------
MAXIM AGGRESSIVE PROFILE I a
Value at beginning of period                               12.27    9.51     11.69   12.56    13.65    11.35
Value at end of period                                     14.16    12.27    9.51    11.69    12.56    13.65
Number of accumulation units outstanding at end of         1,025    3,427    4,426   6,176    6,417    6,019
period
--------------------------------------------------------- -------- -------- -------- ------- -------- --------
MAXIM MODERATELY AGGRESSIVE PROFILE I a
Value at beginning of period                               12.66    10.34    11.91   12.64    13.38    11.10
Value at end of period                                     14.18    12.66    10.34   11.91    12.64    13.38
Number of accumulation units outstanding at end of        14,121   16,962   13,911   37,412  30,244   32,080
period
--------------------------------------------------------- -------- -------- -------- ------- -------- --------
MAXIM MODERATE PROFILE I a
Value at beginning of period                               12.66    10.67    11.81   12.30    12.63    10.98
Value at end of period                                     13.93    12.66    10.67   11.81    12.30    12.63
Number of accumulation units outstanding at end of        41,394   44,389   24,329   24,656  23,877   29,200
period
--------------------------------------------------------- -------- -------- -------- ------- -------- --------
MAXIM MODERATELY CONSERVATIVE PROFILE I a
Value at beginning of period                               12.01    10.44    11.17   11.34    11.54    10.79
Value at end of period                                     13.01    12.01    10.44   11.17    11.34    11.54
Number of accumulation units outstanding at end of         2,922    2,852     877    4,173    5,753    5,942
period
--------------------------------------------------------- -------- -------- -------- ------- -------- --------
MAXIM CONSERVATIVE PROFILE I a
Value at beginning of period                               12.61    11.47    11.69   11.51    11.01    10.63
Value at end of period                                     13.31    12.61    11.47   11.69    11.51    11.01
Number of accumulation units outstanding at end of         3,012    3,012    2,011   8,012   10,796   17,411
period
--------------------------------------------------------- -------- -------- -------- ------- -------- --------


a The Investment Division commenced operations under this contract on January
15, 1998, at a unit value of 10.00.

Current Accumulation Unit Values can be obtained by calling GWL&A toll-free at 1-800-523-4106


                    APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

    The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

    (i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus

    (ii)the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

    (iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

        The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

    The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

                              MAXIM SERIES ACCOUNT

                   Individual Flexible Premium Variable Annuity Contracts


                                    issued by


                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                            Telephone: (800) 228-8706





                       STATEMENT OF ADDITIONAL INFORMATION






        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2005, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("GWL&A") at the above address or at the above telephone number.





                                  May 1, 2005

                                TABLE OF CONTENTS


                                                                         Page


CUSTODIAN  ...............................................................B-3
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................B-3

UNDERWRITER...............................................................B-3
FINANCIAL STATEMENTS......................................................B-5

           CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



        A.     Custodian

        The assets of Maxim Series Account (the "Series Account") are held by GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company ("Great-West") in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of GWL&A.



        B.     Independent  Registered Public Accounting Firm

        The public accounting firm of Deloitte & Touche LLP performs certain auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.

        The consolidated balance sheets and the related consolidated statements of income, stockholders' equity, and cash flows of GWL&A as of December 31, 2003 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the financial statements of the Series Account as of December 31, 2004 and for the years ended December 31, 2003 and 2004, which are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, , as set forth in their reports appearing herein and are included in reliance upon such reports given upon such firm as experts in accounting and auditing.



                                   UNDERWRITER


        The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. ("GWFS"), a wholly owned subsidiary of GWL&A. Prior to 1996, the Contracts were offered through an affiliate of GWL&A. GWFS received commissions paid by GWL&A in the amount of $0.00 for 2004, $0.00 for 2003 and $0.00 for 2002.



                              FINANCIAL STATEMENTS

        The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

                   Great-West Life & Annuity Insurance Company


--------------------------------------------------------------------------------


                    FINANCIAL STATEMENTS FOR THE YEARS ENDED
                        DECEMBER 31, 2004, 2003 AND 2002
                            AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. Our audits also included the financial statement schedule listed in the Index at
Item 8. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Denver, Colorado
February 25, 2005




                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
                  (Dollars in Thousands, Except Share Amounts)


                                                                                                  December 31,
                                                                                      --------------------------------------
                                                                                            2004                 2003
                                                                                      -----------------    -----------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
  Policy reserves:
   Related party                                                                  $        5,170,447    $       5,640,251
   Other                                                                                  12,771,872           13,009,827
  Policy and contract claims                                                                 360,862              418,930
  Policyholders' funds                                                                       327,409              330,123
  Provision for policyholders' dividends                                                     118,096              127,074
  Undistributed earnings on participating business                                           192,878              177,175
GENERAL LIABILITIES:
  Due to The Great-West Life Assurance Company                                                26,659               30,950
  Due to GWL&A Financial Inc.                                                                194,164              175,691
  Repurchase agreements                                                                      563,247              389,715
  Commercial paper                                                                            95,044               96,432
  Payable under securities lending agreements                                                349,913              317,376
  Other liabilities                                                                          695,542              834,485
SEPARATE ACCOUNT LIABILITIES                                                              14,155,397           13,175,480
                                                                                      -----------------    -----------------
         Total Liabilities                                                                35,021,530           34,723,509
                                                                                      -----------------    -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
  Preferred stock, $1 par value, 50,000,000 shares
   authorized, 0 shares issued and outstanding
  Common stock, $1 par value; 50,000,000 shares
   authorized; 7,032,000 shares issued and outstanding                                         7,032                7,032
  Additional paid-in capital                                                                 725,935              722,365
  Accumulated other comprehensive income                                                     118,795              127,820
  Retained earnings                                                                        1,192,599            1,029,409
                                                                                      -----------------    -----------------
         Total Stockholder's Equity                                                        2,044,361            1,886,626
                                                                                      -----------------    -----------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                        $       37,065,891    $      36,610,135
                                                                                      =================    =================




See notes to consolidated financial statements.




                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                (In Thousands)


                                                                                  Year Ended December 31,
                                                                  ---------------------------------------------------------
                                                                        2004                2003                2002
                                                                  -----------------    ----------------    ----------------
REVENUES:
  Premiums:
   Related party (net of premiums ceded totaling                $       (52,134)     $     1,595,357     $        16,715
     $260,445, $815 and $2,046)
   Other (net of premiums ceded totaling
    $428,010, $460,277 and $81,743)                                     625,394              657,540           1,103,380
  Fee income                                                            915,644              840,072             883,562
  Net investment income                                               1,033,307              988,400             919,365
  Net realized gains on investments                                      57,947               39,560              41,626
                                                                  -----------------    ----------------    ----------------
         Total revenues                                               2,580,158            4,120,929           2,964,648
                                                                  -----------------    ----------------    ----------------

BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries totaling $396,886,
   $410,430 and $50,974)                                                756,227              573,976             936,215
  Increase (decrease) in reserves:
    Related party                                                      (186,972)           1,450,185              15,934
    Other                                                               (69,901)              51,320              55,414
  Interest paid or credited to contractholders                          517,448              514,846             498,549
  Provision for policyholders' share of earnings
    on participating business                                            10,181                1,159               7,790
  Dividends to policyholders                                            108,822               92,118              78,851
                                                                  -----------------    ----------------    ----------------
         Total benefits                                               1,135,805            2,683,604           1,592,753
                                                                  -----------------    ----------------    ----------------

  Commissions                                                           193,943              180,673             185,450
  Operating expenses                                                    740,740              753,336             741,979
  Premium taxes                                                          33,030               31,675              30,714
                                                                  -----------------    ----------------    ----------------
         Total benefits and expenses                                  2,103,518            3,649,288           2,550,896
                                                                  -----------------    ----------------    ----------------

INCOME BEFORE INCOME TAXES                                              476,640              471,641             413,752
PROVISION FOR INCOME TAXES:
  Current                                                               152,028              173,181             126,222
  Deferred                                                               (1,808)             (19,561)              3,993
                                                                  -----------------    ----------------    ----------------
         Total income taxes                                             150,220              153,620             130,215
                                                                  -----------------    ----------------    ----------------

NET INCOME                                                      $       326,420      $       318,021     $       283,537
                                                                  =================    ================    ================




See notes to consolidated financial statements.





                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (In Thousands)


                                                                                  Accumulated Other
                                                                                   Comprehensive
                                                                                   Income (Loss)
                                                                             ----------- --- ----------
                                                                             Unrealized       Minimum
                                                                Additional     Gains          Pension
                                  Preferred       Common        Paid-in      (Losses) on     Liability       Retained
                                    Stock         Stock         Capital      Securities      Adjustment      Earnings       Total
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, JANUARY 1, 2002     $           0  $    7,032    $     712,801  $      76,507   $          0   $   674,134   $  1,470,474
Net income                                                                                                   283,537        283,537
Other comprehensive income                                                       86,993        (12,884)                      74,109
                                                                                                                         -----------
  Total comprehensive income                                                                                                357,646
Dividends                                                                                                   (170,572)      (170,572)
Income tax benefit on stock
   compensation                                                    6,908                                                      6,908
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, DECEMBER 31, 2002               0       7,032          719,709        163,500        (12,884)      787,099      1,664,456
Net income                                                                                                   318,021        318,021
Other comprehensive income                                                      (26,369)          3,573                     (22,796)
                                                                                                                         -----------
  Total comprehensive income                                                                                                295,225
Dividends                                                                                                    (75,711)       (75,711)
Income tax benefit on stock
   compensation                                                    2,656                                                      2,656
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, DECEMBER 31, 2003               0       7,032          722,365        137,131         (9,311)    1,029,409      1,886,626
Net income                                                                                                   326,420        326,420
Other comprehensive income                                                       (3,585)        (5,440)                      (9,025)
                                                                                                                         -----------
  Total comprehensive income                                                                                                317,395
Dividends                                                                                                   (163,230)     (163,230)
Income tax benefit on stock
   compensation                                                    3,570                                                      3,570
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, DECEMBER 31, 2004   $           0  $    7,032    $     725,935  $     133,546   $    (14,751)  $  1,192,599   $  2,044,361
                                 ===========   ===========    ===========    ===========     ==========    ===========   ===========



See notes to consolidated financial statements.



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (In Thousands)


                                                                                 Year Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2004               2003               2002
                                                                  ----------------   ----------------   ----------------
OPERATING ACTIVITIES:
  Net income                                                    $       326,420    $       318,021    $       283,537
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Earnings allocated to participating
     policyholders                                                       10,181              1,159              7,790
    Amortization of investments                                          28,367            (64,126)           (76,002)
    Net realized gains on investments                                   (57,947)           (39,560)           (41,626)
    Depreciation and amortization                                        93,580             95,542             74,012
    Deferral of acquisition costs                                       (52,693)           (49,245)           (49,763)
    Deferred income taxes                                                (1,808)           (19,561)             3,993
  Changes in assets and liabilities, net of effects from acquisitions:
    Policy benefit liabilities                                         (106,912)           478,066            622,854
    Reinsurance receivable                                               21,352            (71,123)            41,199
    Receivables                                                         (34,056)           (33,621)            89,686
    Other, net                                                           63,437             55,531           (146,172)
                                                                  ----------------   ----------------   ----------------
Net cash (used in) provided by operating activities             $       289,921    $       671,083    $       809,508
                                                                  ----------------   ----------------   ----------------

INVESTING ACTIVITIES:
  Proceeds from sales, maturities and
   redemptions of investments:
   Fixed maturities available-for-sale:
    Sales                                                       $     6,150,160    $     7,852,152    $     5,729,919
    Maturities and redemptions                                        7,465,130          6,033,863          1,456,176
   Mortgage loans on real estate                                        368,734            191,353            213,794
   Equity investments                                                   148,685             86,908              2,798
  Purchases of investments:
   Fixed maturities available-for -sale                             (13,715,370)       (14,128,309)        (7,087,170)
   Mortgage loans on real estate                                        (50,577)           (11,690)            (2,768)
   Equity investments                                                  (323,551)          (369,650)           (29,690)
  Net change in short-term investments                                  143,397           (136,798)          (282,194)
  Acquisitions, net of cash acquired                                                      (128,636)
  Other, net                                                           (124,944)            96,155            (77,769)

                                                                  ----------------   ----------------   ----------------
Net cash provided by (used in) investing activities             $        61,664    $      (514,652)   $       (76,904)
                                                                  ----------------   ----------------   ----------------







                                                                                                          (Continued)



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002,
                                 (In Thousands)


                                                                        2004                2003                 2002
                                                                  -----------------    ----------------    -----------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits                         $      (296,378)     $      (180,346)    $      (599,724)
  Change in due to The Great-West Life Assurance
   Company                                                               (4,291)              (6,341)             (8,033)
  Change in due to/from GWL&A Financial Inc.                            (37,442)               4,275             (43,415)
  Dividends paid                                                       (163,230)             (75,711)           (170,572)
  Change in bank overdrafts                                             (63,148)              32,068             (41,901)
  Net commercial paper repayments                                        (1,388)                (213)               (401)
  Net repurchase agreements borrowings                                  173,532               66,515              72,311
                                                                  -----------------    ----------------    -----------------
         Net cash used in financing activities                         (392,345)            (159,753)           (791,735)
                                                                  -----------------    ----------------    -----------------

NET DECREASE IN CASH                                                    (40,760)              (3,322)            (59,131)

CASH, BEGINNING OF YEAR                                                 151,278              154,600             213,731
                                                                  -----------------    ----------------    -----------------
CASH, END OF YEAR                                               $       110,518      $       151,278     $       154,600
                                                                  =================    ================    =================

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:
   Income taxes                                                 $       147,287      $       144,273     $       164,863
   Interest                                                              15,220               16,155              16,697




See notes to consolidated financial statements.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       Organization - Great-West Life & Annuity Insurance Company (the "Company") is a direct wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"). The Company offers a wide range of life insurance, health insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

       Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, deferred policy acquisition costs and valuation of privately placed fixed maturities. Actual results could differ from those estimates.

       The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company uses the equity method of accounting for investments in which it has more than a minor equity interest or more than minor influence over the entity's operations, but does not have a controlling interest. The Company uses the cost method of accounting for investments in which it has a minor equity interest and virtually no influence over the entity's operations. All material inter-company transactions and balances have been eliminated in consolidation.

       Certain reclassifications have been made to the 2003 and 2002 consolidated financial statements and related notes to conform to the 2004 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

       Investments - Investments are reported as follows:

        1. The Company has classified its fixed maturity investments as available-for-sale and carries them at fair value with the net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business.

              Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

       2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any allowances for uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

              The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon past loss experience, current and projected economic conditions and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       3. Equity investments are carried at fair value with net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity. The Company classifies its equity investments not accounted for under the equity method as available-for-sale. The Company uses the equity method of accounting for investments in which it has more than a minority interest, has influence in the entity's operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains on investments.

       4.     Policy loans are carried at their unpaid balances.

       5. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

       6. Gains and losses realized on disposal of investments are determined on a specific identification basis.

       7. From time to time, the Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty files for bankruptcy or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owing to brokers under these arrangements are included in repurchase agreements on the accompanying consolidated balance sheets. At December 31, 2004 and 2003, this liability was $563,247 and $389,715, respectively. The liability is collateralized by securities with approximately the same value.

       Cash - Cash includes only amounts in demand deposit accounts.

       Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment frequently result in overdraft balances for accounting purposes and are included in other liabilities in the consolidated balance sheets.

       Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amount of $74,021 and $68,244 are included in other assets at December 31, 2004 and 2003, respectively. The Company capitalized $21,484, $27,882 and $20,091 of internal use software development costs for the years ended December 31, 2004, 2003 and 2002, respectively.

       Deferred policy acquisition costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's sales representatives related to the production of new business, have been deferred to the extent recoverable. The recoverability of such costs is dependent upon the future profitability of the related business. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $40,536, $36,283 and $38,707 in 2004, 2003 and 2002, respectively.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       Separate accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. an, open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

       Life insurance and annuity reserves - Life insurance and annuity policy reserves with life contingencies in the amount of $12,115,519 and $12,111,180 at December 31, 2004 and 2003, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amount of $4,831,428 and $5,157,776 at December 31, 2004 and 2003,
       respectively, are established at the contract holder's account value.

       Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable on the consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (See Note 5).

       Policy and contract claims - Policy and contract claims include provisions for reported life and health claims in the process of settlement. They are valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported, based primarily on prior experience of the Company.

       Participating fund account - Participating life and annuity policy reserves are $6,290,994 and $6,119,896 at December 31, 2004 and 2003,
       respectively. Participating business approximates 29.2%, 34.3% and 24.8% of the Company's ordinary life insurance in force and 74.3%, 66.4% and 80.2% of ordinary life insurance premium income for the years ended December 31, 2004, 2003 and 2002, respectively.

       The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Earnings allocated to participating policyholders are consistent with established Company practice.

       The Company has established a Participating Policyholder Experience Account ("PPEA") for the benefit of all participating policyholders, which is included in the accompanying, consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

       The Company has also established a Participation Fund Account ("PFA") for the benefit of the participating policyholders previously transferred to it from The Great-West Life Assurance Company ("GWL") under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

       Securities lending - The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company's securitized lending transactions are accounted for as collateralized borrowings.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       Derivative Financial Instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheet at fair value. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income on the balance sheet and are recognized in the income statement when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the ineffective portion of cash flow hedges are recognized in net investment income in the period of the change.

       Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average crediting rate on annuity products was approximately 4.3%, 5.2%, and 5.9%, in 2004, 2003 and 2002, respectively.

       Income taxes - Income taxes are recorded using the asset and liability approach, which the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

       Stock options - The Company applies the intrinsic value measurement approach under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25") to stock-based compensation awards to employees, as interpreted by AIPCA Accounting Interpretation APB 25 (AIN-APB 25) and amended by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as it relates to accounting for stock options granted by Lifeco to employees of the Company. Had compensation expense for the Company's stock option plan been determined based upon fair value at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net income would have been reduced by $3,352, $3,105 and $2,364 in the years ended December 13, 2004, 2003 and 2002, respectively.

       Regulatory requirements - In accordance with the requirements of the State of Colorado, the Company must demonstrate adequate capital. At December 31, 2004, the Company was in compliance with the requirement (See Note 13).

       At December 31, 2004 and 2003, fixed maturities with carrying values of $60,353 and $63,843, respectively, were on deposit with various insurance regulatory authorities as required by law.

       Application of recent accounting pronouncements - In January 2004, Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46R") was reissued by the Financial Accounting Standards Board
       (FASB). FIN 46R addresses consolidation by business enterprises of variable interest entities ("VIE"), which have one or both of the following characteristics: a) insufficient equity investment at

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)

       risk, or b) insufficient control by equity investors. This guidance, as reissued, is effective for VIEs created after January 31, 2003, and for pre-existing VIEs as of March 31, 2004. In conjunction with the issuance of this guidance, the Company conducted a review of its involvement with VIEs and does not have any investments or ownership in VIEs.

       In December 2002, Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148") was issued by the FASB. SFAS No. 148 amends the disclosures that a company is required to make in its annual financial statements and requires certain disclosures in interim financial reports. In addition to the disclosures required by SFAS No. 123, a company must disclose additional information as part of its Summary of Significant Policies. These disclosures are required regardless of whether a company is using the intrinsic value method under APB No. 25 or the fair value based method under SFAS No. 123 to account for its stock-based employee compensation. In December 2004, Statement of Financial Accounting Standards No. 123R "Share-Based Payment" ("SFAS No. 123R") was issued by the FASB. SFAS 123R replaces SFAS 123 and supersedes APB No. 25. SFAS 123R requires a company to use the fair value method to account for its stock-based employee compensation and to provide certain other additional disclosures. The Company will adopt the provisions of SFAS 123R on July 1, 2005 and does not expect this statement to have a material effect on the Company's consolidated financial position or results of operations.

       In July 2003, the Accounting Standards Executive Committee (the "AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). AcSEC developed SOP 03-1 to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises," and Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 03-1 provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as guaranteed minimum death benefits, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses certain issues related to the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. SOP 03-1 was effective on January 1, 2004. The adoption of SOP 03-1 did not have a material effect on the Company's consolidated financial position or results of operations.

       In January 2004, FASB issued Emerging Issues Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements, which were effective as of December 31, 2003, for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). EITF 03-1 also included guidance on the measurement and recognition of other-than-temporary impairments of certain investments, which was originally going to be effective during the quarter ended September 30, 2004. However, in response to various concerns raised by financial statement preparers and others, the measurement and recognition provisions of EITF 03-1 were delayed. The staff of the Financial Accounting Standards Board ("FASB") is currently evaluating the guidance of EITF 03-1 in the context of developing implementation guidance for its measurement and recognition provisions. The Company is continuing to evaluate potential other-than-temporary impairments under SFAS 115 and SEC Staff Accounting Bulletin Topic 5-M, "Other Than Temporary Impairment Of Certain Investments In Debt and Equity Securities." Due to the current uncertainty as to the implementation guidance for EITF 03-1 by the FASB staff, the Company is unable to evaluate the impact EITF 03-1 will ultimately have on its financial position or results of operations.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



2.     ACQUISITIONS AND RELATED TRANSACTIONS

       On July 10, 2003, Lifeco completed its acquisition of Canada Life Financial Corporation ("Canada Life"). Canada Life is a Canadian based holding company that is the owner of insurance companies with businesses principally in Canada, the United Kingdom, the United States and Ireland. On December 31, 2003 Canada Life sold two direct wholly-owned subsidiaries, Canada Life Insurance Company of New York ("CLINY") and Canada Life Insurance Company of America ("CLICA") to the Company for cash in the amount of $235,000. These acquisitions have been accounted for as a "reorganization of businesses under common control" and, accordingly the assets and liabilities of CLICA and CLINY were recorded at Lifeco's cost basis, and the results of operations of CLICA and CLINY from July 10, 2003 through December 31, 2004 are included in the Company's financial statements. CLINY and CLICA sell individual and group insurance and annuity products in the United States. Since the time of its acquisition by Lifeco, Canada Life's insurance and annuity businesses in the United States, including that conducted by its U.S. branch, have been managed by the Company whereby it provides certain corporate and operational administrative services for which it receives a fee.

       The Company recorded, as of December 31, 2003, the following as a result of the acquisition (net of the $235,000 purchase price) of CLICA and
       CLINY:


       Assets                                                  Liabilities and Stockholder's Equity
       ------------------------------------------------------  -------------------------------------------------------
       Fixed maturities                  $       1,937,218     Policy reserves               $          2,991,407
       Equity investments                           23,680     Policyholders' funds                         2,407
       Mortgage loans on real                                  Policy and contract claims                     899
          estate                                 1,146,044     Provision for
       Policy loans                                 13,621       policyholders' dividends                   2,800
       Short-term investments                       65,537     Other liabilities                          439,439
                                                                                                 ---------------------
       Cash                                       (232,803)             Total liabilities               3,436,952
       Investment income                                       Accumulated other
         due and accrued                            32,147       comprehensive income                     (14,433)
       Other assets                                439,864     Retained earnings                            2,789
                                                                                                 ---------------------
                                                               Total stockholder's equity                 (11,644)
                                           ------------------                                    ---------------------
                                         $       3,425,308                                   $          3,425,308
                                           ==================                                    =====================


       The Company's statements of income include the following related to CLICA and CLINY for the period from July 10 to December 31, 2003:

                                                                       Period July 10, 2003
                                                                       to December 31, 2003
                                                                     --------------------------
       Total revenues                                              $            105,868
                                                                     --------------------------
       Benefits                                                                  92,193
       Operating expenses                                                         9,385
                                                                     --------------------------
        Total benefits and expenses                                             101,578

       Income from operations                                                     4,290
       Income taxes                                                               1,501
                                                                     --------------------------
       Net income                                                  $              2,789
                                                                     ==========================

       On August 31, 2003, the Company and The Canada Life Assurance Company ("CLAC"), a wholly owned subsidiary of Canada Life, entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured 80% (45% coinsurance and 35% coinsurance with funds withheld) of certain United States life, health and annuity business of CLAC's United States Branch. The Company recorded $1,426,362 in premium income and increase in reserves associated with these policies.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



       The Company recorded, at fair value, the following at August 31, 2003 as a result of this transaction:


       Assets                                                  Liabilities and Stockholder's Equity
       ------------------------------------------------------  ------------------------------------------------
       Fixed maturities                  $         635,061     Policy reserves              $      2,926,497
       Mortgage loans                              451,725      Policy and contract
       Policy loans                                278,152        claims                              45,229
       Reinsurance receivable                    1,320,636     Policyholders' funds                   65,958
       Deferred ceding
        commissions                                313,364
       Investment income
        due and accrued                             17,280
        Premiums in course of
         collection                                 21,466
                                           ------------------                                 -----------------
                                         $       3,037,684                                  $      3,037,684
                                           ==================                                 =================

       In the third quarter of 2004, the deferred ceding commission asset and certain policy reserve liabilities acquired as part of this reinsurance transaction were both decreased $157,000 based on the Company's final analysis of the policy reserves acquired. CLAC's United States branch had not previously computed policy liabilities under United States GAAP, which required the Company to estimate the amount of liabilities assumed, which was approximately $3,000,000 at September 1, 2003. These adjustments had no material effect on the Company's consolidated financial position or results of operations.

       The reinsurance receivable relates to the amount due to the Company for reserves ceded by coinsurance with funds withheld. The Company's return on this reinsurance receivable will be the interest and other investment returns earned, as defined by the agreement, on a segregated pool of investments of the CLAC's United States branch. Pursuant to an interpretation of Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (SFAS No.
       133), as amended, the Company has identified an embedded derivative for its exposure to interest rate and credit risk on the segregated pool of investments. As this embedded derivative does not qualify for hedge accounting, the Company's net income decreased $5,282 and increased $7,387 during the years ended December 31, 2004 and 2003, respectively.

3.     RELATED-PARTY TRANSACTIONS

       The Company performs administrative services for the United States operations of The Great-West Life Assurance Company ("GWL"), a wholly-owned subsidiary of Lifeco. Beginning in 2003, the Company began providing administrative and operational services for the United States operations of Canada Life. Beginning in 2002, the Company began performing investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table represents revenue from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred (including a profit charge) and resources expended based upon the number of policies, certificates in force and/or administered assets.

                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
                                                                     2004                2003               2002
                                                                ---------------     ---------------    ---------------
      Investment management revenue included in
        net investment income                                $       6,304       $       3,355      $         892
      Administrative and underwriting revenue
        included in operating expenses                               6,427               1,859                860
                                                                ---------------     ---------------    ---------------
      Total                                                  $      12,731       $      5,214       $       1,752
                                                                ===============     ===============    ===============

       At December 31, 2004 and 2003, due to GWL includes $1,321 and $5,612 due on demand and, at each date, $25,338 of a note payable, which matures on October 1, 2006. The note may be prepaid in whole or

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



       in part at any time without penalty. The issuer may not demand payment before the maturity date. The note payable bears interest at 5.4%.

       At December 31, 2004 due from GWL&A Financial Inc. includes $55,915 due on demand and due to GWL&A Financial includes a surplus note with a face amount and carrying value of $195,000 and $194,164, respectively. At December 31, 2003 due to GWL&A Financial Inc. includes $691 due on demand and a $175,000 subordinated note. The surplus note, which bears interest at the rate of 6.675% per annum, matures on November 14, 2034. On November 15, 2004, GWL&A Financial issued a $175,000 deferrable debenture through an affiliated limited partnership ("Great-West LP") to qualified institutional investors. Also on November 15, 2004, Lifeco and 2023308 Ontario Inc. ("Ontario"), a wholly-owned subsidiary of Lifeco, made equity contributions in the combined amount of $23,000 to Great-West LP. Great-West LP in turn, invested the proceeds from the sale of the deferrable debentures together with a portion of the equity contributions from Lifeco and Ontario in certain junior subordinated deferrable debentures of GWLA Financial. On November 15, 2004, GWL&A Financial used the proceeds from the sale of its junior subordinated deferrable debentures to purchase the surplus note from the Company. On December 16, 2004, the Company used the proceeds from the sale of the surplus note to redeem the $175,000 subordinated note payable to GWL&A Financial and for general corporate purposes. Payments of principal and interest under the surplus note shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus note are payable only if at the time of such payment and after giving effect to the making thereof, the Company's surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

       Interest expense attributable to these related party obligations were $15,189, $14,345 and $14,976 for the years ended December 31, 2004, 2003 and 2002, respectively.

       On February 29, 2004, CLAC recaptured the group life and health business from the Company associated with the original Indemnity Reinsurance Agreement dated August 31, 2003, as discussed in Note 2. The Company recorded an income statement impact of $256,318 of negative premium income and change in reserves associated with these policies. The Company recorded, at fair value, the following at February 29, 2004 as a result of this transaction:


         Assets                                                     Liabilities and Stockholder's Equity
         --------------------------------------------------------   ------------------------------------------------
         Cash                              $         (126,105)      Policy reserves             $        (286,149)
         Reinsurance receivable                      (152,077)       Policy and contract
         Deferred ceding commission                   (29,831)        claims                              (32,755)
         Premiums in course of                                      Policyholders' funds                   (3,982)
           collection                                 (14,873)
                                              -------------------                                  -----------------
                                           $         (322,886)                                  $        (322,886)
                                              ===================                                  =================

  4.   ALLOWANCES ON POLICYHOLDER RECEIVABLES

       Amounts receivable for accident and health plan claims and premiums in the course of collection are generally uncollateralized. Such receivables are from a large number of policyholders dispersed throughout the United States and throughout many industry groups.

       The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgment is based on past loss experience and current and projected economic conditions.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       Activity in the allowance for amounts receivable related to uninsured accident and health plan claims is as follows:

                                                                      2004               2003                2002
                                                                 ---------------     --------------     ---------------
       Balance, beginning of year                              $       32,329      $       42,144     $       53,431
       Amounts acquired by reinsurance                                 (1,859)                                 6,207
       Provisions charged (reversed) to operations                       (517)              1,460             (7,544)
       Amounts written off - net                                       (7,015)            (11,275)            (9,950)
                                                                 ---------------     --------------     ---------------
       Balance, end of year                                    $       22,938      $       32,329     $       42,144
                                                                 ===============     ==============     ===============

       Activity in the allowance for premiums in course of collection is as follows:

                                                                      2004               2003                2002
                                                                 ---------------     --------------     ---------------
       Balance, beginning of year                              $       9,768       $       12,011     $       22,217
       Amounts acquired by reinsurance                                  (300)                                  1,600
       Provisions charged (reversed) to operations                        17                1,889             (5,729)
       Amounts written off - net                                      (1,734)              (4,132)            (6,077)
                                                                 ---------------     --------------     ---------------
       Balance, end of year                                    $       7,751       $        9,768     $       12,011
                                                                 ===============     ==============     ===============

5.     REINSURANCE

       In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum liability of $3,500 of coverage per individual life.

       In addition to the Indemnity Reinsurance Agreement entered into with CLAC (see Note 2), the Great-West Healthcare division of the Company entered into a reinsurance agreement during 2003 with Allianz Risk Transfer (Bermuda) Limited ("Allianz") to cede 90% in 2003 and 75% in 2004 of group health stop-loss and excess loss activity. This Allianz agreement was retroactive to January 1, 2003.

       Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2004 and 2003, the reinsurance receivables had carrying values of $1,333,349 and $1,632,883, respectively.

       The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended, December 31, 2004:


                                                                                                                Percentage
                                                                                                                 of Amount
                                                      Reinsurance         Reinsurance                             Assumed
                                     Direct              Ceded              Assumed              Net              to Net
                                 ----------------   ----------------    ----------------   ----------------    --------------
      Life insurance in force:
       Individual              $    50,946,388    $    12,925,504     $    14,080,477    $     52,101,361         27.0%
       Group                        48,101,396            501,200           1,142,649          48,742,845          2.3%
                                 ----------------   ----------------    ----------------   ----------------
               Total           $    99,047,784    $    13,426,704     $    15,223,126    $    100,844,206
                                 ================   ================    ================   ================

      Premium income:
       Life insurance          $       347,603    $        54,610     $       128,097    $       421,090          30.4%
       Accident/health                 628,257            377,632            (103,721)           146,904         (70.6)%
                                 ----------------   ----------------    ----------------   ----------------
               Total           $       975,860    $       432,242     $        24,376    $       567,994
                                 ================   ================    ================   ================



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


      The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended,
      December 31, 2003:

                                                                                                               Percentage
                                                                                                                of Amount
                                                      Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Life insurance in force:
       Individual              $    49,590,015    $     16,483,477    $    18,054,587    $    51,161,125         35.3%
       Group                        49,150,866              18,941         53,570,393        102,702,318         52.2%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $    98,740,881    $     16,502,418    $    71,624,980    $   153,863,443
                                 ================   ================    ===============    ================

      Premium income:
       Life insurance          $       355,791    $         44,118    $     1,301,560    $     1,613,233         80.7%
       Accident/health                 678,516             423,592            321,996            576,920         55.8%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $     1,034,307    $        467,710    $     1,623,556    $     2,190,153
                                 ================   ================    ===============    ================

      The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended,
      December 31, 2002:

                                                                                                               Percentage
                                                                                                                of Amount
                                                      Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Life insurance in force:
       Individual              $    43,324,059    $     12,786,783    $     7,280,731    $    37,818,007         19.3%
       Group                        51,385,610                              7,186,698         58,572,308         12.3%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $    94,709,669    $     12,786,783    $    14,467,429    $    96,390,315
                                 ================   ================    ===============    ================

      Premium income:
       Life insurance          $       312,388    $         40,582    $        41,245    $       313,051         13.2%
       Accident/health                 728,972              43,047            128,820            814,745         15.8%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $     1,041,360    $         83,629    $       170,065    $     1,127,796
                                 ================   ================    ===============    ================


6.    NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

      The following table summarizes net investment income for the years ended December 31, 2004, 2003 and 2002:

                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
                                                                     2004                2003               2002
                                                                ---------------     ---------------    ---------------
      Investment income:
       Fixed maturities and short-term investments           $       687,329     $       697,209    $       673,825
       Equity investments                                             10,749               4,703              3,272
       Mortgage loans on real estate                                 104,902              85,966             51,440
       Policy loans                                                  203,127             195,633            209,608
       Other                                                          64,916              37,254              5,236
                                                                ---------------     ---------------    ---------------
                                                                   1,071,023           1,020,765            943,381
      Investment expenses, including interest on
       amounts charged by related parties
        of $15,189, $14,345 and $14,976                               37,716              32,365             24,016
                                                                ---------------     ---------------    ---------------
      Net investment income                                  $     1,033,307     $       988,400    $       919,365
                                                                ===============     ===============    ===============



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The following table summarizes net realized gains on investments for the years ended December 31, 2004, 2003 and 2002:

                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
                                                                     2004                2003               2002
                                                                ---------------     ---------------    ---------------
      Net realized gains:
       Fixed maturities                                      $       34,960      $       26,621     $       33,455
       Equity investments                                             8,040               1,013              1,639
       Real estate and mortgage loans on real
          estate                                                      5,318               2,911              1,493
       Other                                                            (13)
       Provisions for mortgage impairments                            9,642               9,015              5,039
                                                                ---------------     ---------------    ---------------
      Net realized gains on investments                      $       57,947      $       39,560     $       41,626
                                                                ===============     ===============    ===============

7.     SUMMARY OF INVESTMENTS

       The following table summarizes fixed maturities and equity securities available-for-sale at December 31, 2004:

                                                              Gross              Gross             Estimated
                                         Amortized         Unrealized         Unrealized             Fair             Carrying
           Fixed Maturities:               Cost               Gains             Losses               Value              Value
      ----------------------------     --------------     --------------    ----------------     --------------     --------------
      U.S. Government and
       agencies direct
       obligations                  $     3,107,235    $      55,242     $        8,687       $      3,153,790   $     3,153,790
      Obligations of U.S.
       states and their
       subdivisions                       1,197,912           61,951              4,930              1,254,933         1,254,933
      Foreign government                     15,759              276                218                 15,817            15,817
      Corporate debt
       securities                         5,257,149          203,603             43,919              5,416,833         5,416,833
       Mortgage-backed and
       asset-backed
       securities                         3,332,857           65,994             21,634              3,377,217         3,377,217
      Other debt securities                  (1,457)                              2,091                 (3,548)           (3,548)
                                       --------------     --------------    ----------------     --------------     --------------
      Total fixed maturities        $    12,909,455    $     387,066     $       81,479       $     13,215,042   $    13,215,042
                                       ==============     ==============    ================     ==============     ==============
      Total equity
        Investments                 $       591,474    $      47,015     $        1,055       $        637,434   $       637,434
                                       ==============     ==============    ================     ==============     ==============



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The following table summarizes fixed maturities and equity securities available for sale at December 31, 2003:

                                                              Gross              Gross             Estimated
                                         Amortized         Unrealized         Unrealized             Fair             Carrying
           Fixed Maturities:               Cost               Gains             Losses               Value              Value
      ----------------------------     --------------     --------------    ----------------     --------------     --------------
      U.S. Government and
       Agencies direct
       Obligations                  $     3,146,847    $      72,031     $       20,328       $      3,198,550   $     3,198,550
      Obligations of U.S.
       States and their
       Subdivisions                       1,133,234           79,323              4,204              1,208,353         1,208,353
      Foreign government                     58,211            1,191                940                 58,462            58,462
      Corporate debt
       Securities                         5,392,187          311,640            104,819              5,599,008         5,599,008
       Mortgage-backed and
       Asset-backed
       Securities                         3,025,297           84,057             35,196              3,074,158         3,074,158
      Other debt securities                   1,838                               3,805                 (1,967)           (1,967)
                                       --------------     --------------    ----------------     --------------     --------------
      Total fixed maturities        $    12,757,614    $     548,242     $      169,292       $     13,136,564   $    13,136,564
                                       ==============     ==============    ================     ==============     ==============
      Total equity
        Investments                 $       407,797    $      22,197     $        2,184       $        427,810   $       427,810
                                       ==============     ==============    ================     ==============     ==============

       See Note 9 for additional information on policies regarding estimated fair value of fixed maturities.

       The amortized cost and estimated fair value of fixed maturity investments at December 31, 2004 and 2003, by projected maturity, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                            December 31, 2004                       December 31, 2003
                                                   -------------------------------------    -----------------------------------
                                                      Amortized           Estimated            Amortized          Estimated
                                                        Cost              Fair Value             Cost             Fair Value
                                                   ----------------    -----------------    ----------------    ---------------
       Due in one year or less                  $        824,954    $         851,869    $        684,947    $        710,287
       Due after one
         Year through five years                       2,989,404            3,069,032           3,351,405           3,495,805
       Due after five years
         Through ten years                             1,887,974            1,956,626           1,660,758           1,743,056
       Due after ten years                             1,893,175            1,952,856           1,940,424           1,966,535
       Mortgage backed and asset
        Backed securities                              5,313,948            5,384,659           5,120,080           5,220,881
                                                   ----------------    -----------------    ----------------    ---------------
                                                $     12,909,455    $      13,215,042    $     12,757,614    $     13,136,564
                                                   ================    =================    ================    ===============

       Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The following table summarizes information regarding the sales of fixed maturities for the years ended December 31, 2004, 2003 and 2002:


                                                                              Year Ended December 31,
                                                                -----------------------------------------------------
                                                                     2004                2003              2002
                                                                ---------------     ---------------    --------------
      Proceeds from sales                                    $      6,150,160    $      7,852,152   $     5,729,919
      Gross realized gains from sales                                 103,892              72,815            45,315
      Gross realized losses from sales                                (59,930)            (43,214)          (10,410)


       The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

       The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

       Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company's overall asset/liability matching program.

       The Company's use of derivatives treated as fair value hedges has been nominal in the last three years. Ineffective amounts had no material impact on net income for the years ended December 31, 2004, 2003 and 2002.

       Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa. Interest rate caps are interest rate protection instruments that require the payment by a counter party to the Company of an interest rate differential only if interest rates rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate fixed maturity investments.

       Hedge ineffectiveness in the amounts of $3,534, $125 and $177, determined in accordance with SFAS No. 133, was recorded as a decrease to net investment income for the years ended December 31, 2004, 2003 and 2002 respectively.

       Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. Derivative gains in the amounts of $975, $1,024 and $563 were reclassified to net investment income in 2004, 2003 and 2002 respectively. As of December 31, 2004, the Company estimates that $1,410 of net derivative gains included in other comprehensive income will be reclassified into net investment income within the next twelve months.

       Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products and other new investments, however, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions, are a combination of a derivative and a cash security to synthetically create a third replicated security. As of December 31, 2004, the Company has one such security that has been created through the combination of a credit default swap and a United States Government Agency security.

       The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value.

       Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS No. 133, as amended. As such, periodic changes in the market value of these instruments flow directly into net income. In 2004, 2003 and 2002, increases to net investment income of $4,043, $1,007 and $0 were recognized from market value changes of derivatives not receiving hedge accounting treatment, excluding the impact of the embedded derivative discussed in Note 2.

       The following tables summarize derivative financial instruments at December 31, 2004 and 2003:

T
                                                                       December 31, 2004
                                          ----------------------------------------------------------------------------
                                            Notional
                                             Amount                Strike / Swap Rate                  Maturity
                                          --------------     --------------------------------     --------------------
      Interest rate caps               $       300,000                   11.65%                      January 2005

                                                                                                    February 2006 -
      Interest rate swaps                      221,264                2.40% - 5.20%                   March 2031

                                                                                                    October 2005 -
      Credit default swaps                     145,085                     N/A                       November 2007

      Foreign currency                                                                                June 2005 -
       exchange contracts                       27,585                     N/A                       November 2006

      Options: Calls                            22,000                   Various                     February 2006

      Total return swap:
        Receivable for
           coinsurance with
           funds withheld                    1,087,416                  Variable                    Indeterminable



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



                                                                       December 31, 2003
                                          ----------------------------------------------------------------------------
                                            Notional
                                             Amount                Strike / Swap Rate                  Maturity
                                          --------------     --------------------------------     --------------------
                                                                                                    February 2004 -
      Interest rate caps               $       617,000               7.91% - 11.65%                  January 2005

                                                                                                    January 2004 -
      Interest rate swaps                      331,334                1.03% - 4.50%                  November 2009

                                                                                                    October 2005 -
      Credit default swaps                     171,310                     N/A                       November 2007

      Foreign currency                                                                                June 2005 -
       exchange contracts                       27,585                     N/A                       November 2006

      Options:
          Calls                                 92,700                   Various                      May 2004 -
                                                                                                       June 2007
          Puts                                  15,000                   Various                      March 2007

      Total return swap:
        Receivable for
           coinsurance with
           funds withheld                    1,287,059                  Variable                    Indeterminable


     The following table summarizes information with respect to impaired mortgage loans at December 31, 2004 and 2003:


                                                                                            December 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------    --------------
     Loans, net of related allowance for credit losses of
       $13,000 and $19,542                                                     $      8,700       $       7,680
     Loans with no related allowance for credit losses                                5,560
     Average balance of impaired loans during the year                               25,049              29,633
     Interest income recognized while impaired                                          890               1,350
     Interest income received and recorded while impaired
       using the cash basis method of recognition                                     1,029               1,405

     As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $18,881 and $34,880 at December 31, 2004 and 2003, respectively.

     The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2004, 2003 and 2002:

                                                                             Year Ended December 31,
                                                               -----------------------------------------------------
                                                                    2004                2003              2002
                                                               ---------------     ---------------    --------------
     Balance, beginning of year                             $      31,889       $       55,654     $       57,654
     Provisions reversed to operations                             (3,192)              (9,817)            (3,588)
     Amounts written off                                             (304)             (15,766)              (139)
     Recoveries                                                     1,946                1,818              1,727
                                                               ---------------     ---------------    --------------
     Balance, end of year                                   $      30,339      $        31,889     $       55,654
                                                               ===============     ===============    ==============

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The carrying value of the Company's equity investments was $637,434 and $427,810 at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the Company had an investment of $199,162 and $130,473, respectively, in an exchange-traded fund, which invests in corporate debt securities. Upon redemption of the fund, the Company has the option of receiving the underlying debt securities or the redemption value of the investment. At December 31, 2004 and 2003, the Company has invested $336,543 and $216,610, respectively in limited partnerships and limited liability corporations.

     The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2004 and 2003 were $85,867 and $128,341, respectively.

     The Company participates in a securities lending program whereby securities, which are included in invested assets, are loaned to third parties. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $336,949 and $288,834 and an estimated fair value of $340,755 and $299,521 were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for collateral under its control of $349,913 and $317,376 at December 31, 2004 and 2003, respectively.

     Impairment of Fixed Maturities and Equity Investments - The Company classifies all of its fixed maturities and equity investments as available-for-sale and marks them to market through other comprehensive income. All securities with gross unrealized losses at the consolidated balance sheet date are subjected to the Company's process for identifying other-than-temporary impairments.

     The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records writedowns as investment losses and adjusts the cost basis of the securities accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether an other-than-temporary impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

     o    Fair value is significantly below cost.
     o The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or a geographic area.
     o    The decline in fair value has existed for an extended  period of time.
     o    A debt security has been downgraded by a rating agency.
     o    The financial condition of the issuer has deteriorated.
     o Dividends have been reduced/eliminated or scheduled interest payments have not been made.

     While all available information is taken into account, it is difficult to predict the ultimate recoverable amount of a distressed or impaired security.

     The Company's portfolio of fixed maturities fluctuates in value based upon interest rates in financial markets and other economic factors. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers these declines in value as temporary, even in periods exceeding one year.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The following tables summarize unrealized investment losses by class of investment at December 31, 2004 and 2003. The Company considers these investments to be only temporarily impaired.


        December 31, 2004               Less than twelve months       Twelve months or longer                     Total
    --------------------------    ------------------------------   -------------------------------    ------------------------------
                                   Estimated       Unrealized         Estimated       Unrealized       Estimated        Unrealized
        Fixed Maturities:          Fair value         Loss           Fair value          Loss          Fair value          Loss
    --------------------------    -------------    ------------     --------------   -------------    -------------    -------------
    U.S. Government
      and agencies direct
      obligations              $       850,994  $       4,000    $       220,214          4,687    $    1,071,208   $        8,687
    Obligations of U.S.
      states and their
      subdivisions                     160,000          2,256            107,556          2,674           267,556            4,930
    Foreign government                  59,208            193              8,525             25            67,733              218
    Corporate debt
      securities                       643,064         17,054            600,119         26,865         1,243,183           43,919
    Mortgage-backed
      and asset-backed
      securities                       555,898          7,605            283,131         14,029           839,029           21,634
    Other debt securities               (3,547)         2,091                                              (3,547)           2,091
                                  -------------    ------------     --------------   -------------    -------------    -------------
    Total fixed maturities     $     2,265,617  $      33,199    $     1,219,545         48,280    $    3,485,162   $       81,479
                                  =============    ============     ==============   =============    =============    =============


        December 31, 2003               Less than twelve months       Twelve months or longer                     Total
    --------------------------    ------------------------------   -------------------------------    ------------------------------
                                   Estimated       Unrealized         Estimated       Unrealized       Estimated        Unrealized
        Fixed Maturities:          Fair value         Loss           Fair value          Loss          Fair value          Loss
    --------------------------    -------------    ------------     --------------   -------------    -------------    -------------
    U.S. Government
      and agencies direct
      obligations              $       472,620  $      20,149    $        30,791            179    $      503,411   $       20,328
    Obligations of U.S.
      states and their
      subdivisions                     160,668          3,947             16,679            257           177,347            4,204
    Foreign government                  26,133            940                                              26,133              940
    Corporate debt
      securities                     1,174,753         77,477            332,880         27,342         1,507,633          104,819
    Mortgage-backed
      and asset-backed
      securities                       404,762          7,150            247,056         28,046           651,818           35,196
    Other debt securities                                                (1,967)          3,805            (1,967)           3,805
                                  -------------    ------------     --------------   -------------    -------------    -------------
    Total fixed maturities     $     2,238,936  $     109,663    $       625,439         59,629    $    2,864,375   $      169,292
                                  =============    ============     ==============   =============    =============    =============


       At December 31, 2004 and 2003, there were 480 and 556 securities, respectively, that had been in a loss position for less than twelve months with carrying values of $2,265,617 and $2,238,936, respectively, and unrealized losses of $33,199 and $109,663, respectively. At December 31, 2004 and 2003 less than 1% were rated non-investment grade. The losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired.

       At December 31, 2004 and 2003, there were 410 and 123 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values of $1,219,545 and $625,439, respectively, and unrealized losses of $48,280 and $59,629, respectively. The Company's impairment exposure is not concentrated in any one industry. At December 31, 2004, there are 14 airline industry securities on which $9,820 of impairment write-downs was recognized during 2004. For the years ended December 31, 2004 and 2003, mortgage-backed and asset-backed securities represent $14,029, or 29% and $28,046, or 47% of the unrealized losses, respectively. While the Company is in an unrealized loss position on these securities, payments continue to be made under their original terms. At December 31,

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       2004, the Company has no information to cause it to believe that any of these investments are other than temporarily impaired.

       At December 31, 2004 and 2003, the Company had unrealized losses on equity investments of $1,055 and $2,184, respectively. The decrease reflects security dispositions in 2004 and the overall improvement in the equity markets. At December 31, 2004, the Company has no information to cause it to believe that any of these investments are other than temporarily impaired.

       For the years ended December 31, 2004 and 2003, the Company recorded total other-than-temporary impairments in the fair value of its available-for-sale investments of $13,167 and $14,197, respectively.

8.     COMMERCIAL PAPER

       The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit.

       The following table provides information regarding the Company's commercial paper program at December 31, 2004 and 2003:


                                                                     December 31,
                                                -------------------------------------------------------
                                                          2004                          2003
                                                -------------------------     -------------------------
       Commercial paper outstanding            $           95,044            $           96,432
       Maturity range (days)                              10 - 66                        9 - 86
       Interest rate range                             2.18% - 2.50%                 1.18% - 1.20%

9.     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

       The following table summarizes the carrying amount and estimated fair value of the Company's financial instruments at December 31, 2004 and 2003:

                                                                            December 31,
                                              -------------------------------------------------------------------------
                                                            2004                                   2003
                                              ----------------------------------     ----------------------------------
                                                 Carrying          Estimated           Carrying           Estimated
                                                  Amount           Fair Value           Amount            Fair Value
                                              ---------------    ---------------     --------------     ---------------
      ASSETS:
       Fixed maturities and
        short-term investments             $     13,923,843   $     13,923,843    $     13,988,762   $     13,988,762
       Equity investments                           637,434            637,434             427,810            427,810
       Mortgage loans on real estate
                                                  1,543,507          1,511,437           1,893,724          1,871,373
       Policy loans                               3,548,225          3,548,225           3,389,534          3,389,534
       Reinsurance receivables                    1,333,349          1,333,349           1,632,883          1,632,883

      LIABILITIES:
       Annuity contract reserves
        without life contingencies                4,831,428          4,833,755           5,157,776          5,245,946
       Policyholders' funds                         327,409            327,409             330,123            330,123
       Due to GWL                                    26,659             27,510              30,950             32,591
       Due to GWL&A Financial                       194,164            194,164             175,691            178,421
       Commercial paper                              95,044             95,044              96,432             96,432
       Repurchase agreements                        563,247            563,247             389,715            389,715


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       The estimated fair value of fixed maturities and equity investments that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities and equity investments not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.

       Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

       Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

       The estimated fair value and carrying amount of reinsurance receivables includes $13,372 and $20,416 at December 31, 2004 and 2003, respectively, representing the estimated fair value of the embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC. Valuation of the derivative is based on the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

       The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current crediting rates for similar products.

       The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

       The estimated fair value of due to GWL&A Financial and GWL is based on discounted cash flows at current market rates on high quality investments.

       The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

       Included in fixed maturities and short-term investments are derivative financial instruments with a net liability position of $16,630 in 2004 and $1,967 in 2003. The estimated fair value of over-the-counter derivatives, primarily consisting of interest rate swaps which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors.

10.    EMPLOYEE BENEFIT PLANS

       The following table summarizes changes for the years ended December 31, 2004, 2003 and 2002 in the benefit obligations and in plan assets for the Company's defined benefit pension plan and its unfunded post-retirement medical plan:

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



                                             Defined Benefit Pension Plan                    Post-Retirement Medical Plan
                                               Year Ended December 31,                          Year Ended December 31,
                                      -------------------------------------------     --------------------------------------------
                                         2004           2003            2002            2004             2003             2002
                                      -----------     ----------     ------------     ----------     -------------     -----------
      Change in projected
       benefit obligation:
      Benefit obligation at
       beginning of year           $    212,963    $    186,047   $     150,521    $      44,105  $      31,242     $     57,861
      Service cost                        8,576           8,269           8,977            2,891          2,046            3,516
      Interest cost                      13,317          12,275          11,407            2,735          2,269            3,138
      Amendments                                                            827                                          (22,529)
      Actuarial (gain) loss               9,781          12,746          20,679            1,482          9,614           (9,814)
      Benefits paid                      (6,613)         (6,374)         (6,364)          (1,139)       (1,066)             (930)
                                      -----------     ----------     ------------     ----------     -------------     -----------
      Benefit obligation at
       end of year                 $    238,024    $    212,963   $     186,047    $      50,074  $      44,105     $     31,242
                                      ===========     ==========     ============     ==========     =============     ===========



                                              Defined Benefit Pension Plan
                                                Year Ended December 31,
                                       -----------------------------------------
                                          2004           2003            2002
                                       -----------     ----------     ----------
      Change in plan assets:
      Fair value of plan
       assets at beginning
       of year                      $    189,319    $  163,316     $  187,661
      Actual return on plan
       assets                             13,058        32,377        (17,981)
      Employer contributions               3,200
      Benefits paid                       (6,613)       (6,374)        (6,364)
                                       -----------     ----------     ----------
      Fair value of plan
        assets at end of year       $    198,964    $  189,319     $  163,316
                                       ===========     ==========     ==========

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)




                                              Defined Benefit Pension Plan                   Post-Retirement Medical Plan
                                                Year Ended December 31,                        Year Ended December 31,
                                       -------------------------------------------    -------------------------------------------
                                          2004           2003            2002            2004            2003            2002
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Funded (unfunded)
       status                       $    (39,060)   $    (23,643)  $     (22,730)  $    (50,074)   $     (44,105)  $    (31,242)
      Unrecognized net
       actuarial loss                     50,682          41,777          51,943         14,532           13,715          4,361
      Unrecognized prior
       service cost                        1,464           2,095           2,727         (7,965)          (8,679)        (9,392)
      Unrecognized net
       obligation or (asset)
       at transition                     (10,599)        (12,113)        (13,627)
                                       -----------     ----------     ------------    -----------     -----------     -----------
       Prepaid (accrued)
        benefit cost                       2,487           8,116          18,313        (43,507)         (39,069)       (36,273)
      Additional minimum
       liability                         (24,158)        (16,419)        (22,549)
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Prepaid benefit cost
       (accrued benefit
       liability)                        (21,671)         (8,303)         (4,236)       (43,507)         (39,069)       (36,273)
      Intangible asset                     1,464           2,095           2,727
       Accumulated other
       comprehensive
       income adjustments                 22,694          14,324          19,822
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Net amount recognized         $      2,487    $      8,116   $      18,313   $    (43,507)   $     (39,069)  $    (36,273)
                                       ===========     ==========     ============    ===========     ===========     ===========

      Increase (decrease) in
       minimum liability
       included in other
       comprehensive
       income                       $     (5,440)   $      3,573   $     (12,884)
                                       ===========     ==========     ============




                                                         Expected Benefit Payments Year Ended December 31,
                                    ---------------------------------------------------------------------------------------------
                                                                                                                         2010
                                                                                                                        through
                                          2005           2006            2007            2008            2009            2014
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Defined benefit
        pension plan                $      7,567    $      7,881   $       8,341   $      8,968    $       9,682   $     61,557
      Post-retirement
        medical plan                       1,381           1,658           1,937          2,216            2,487         17,669


      During 2003, Congress passed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (the "Act"), which made significant changes to the federal Medicare Program. The Act provides for drug benefits under a new Medicare Part D program.

      The measurement of the accumulated post-retirement benefit obligation and the net post-retirement benefit cost included in these financial statements do not reflect the effects that this legislation may have on the plan. Authoritative guidance on the accounting for this issue is currently pending and when issued, could require the Company to revise previously reported information.

      The accumulated benefit obligation for all defined benefit pension plans was $220,635 and $197,623 at December 31, 2004 and 2003, respectively.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


      The following table presents the components of net periodic benefit cost for the years ended December 31, 2004, 2003 and 2002:


                                                       Years Ended December 31,                   Years Ended December 31,
                                                     Defined Benefit Pension Plan               Post-Retirement Medical Plan
                                              -------------------------------------------    -----------------------------------
                                                 2004             2003           2002          2004         2003         2002
                                              ------------     -----------    -----------    ---------    ---------     --------
      Components of net periodic
       benefit cost:
      Service cost                         $      8,576     $      8,269   $      8,977   $    2,891   $    2,046    $     3,516
      Interest cost                              13,317           12,275         11,406        2,735        2,269          3,138
      Expected return on
       plan assets                              (14,933)         (12,954)       (14,782)
      Amortization of transition
       obligation                                (1,514)          (1,514)        (1,514)                                     808
      Amortization of unrecognized
       prior service costs                          632              632            632         (713)        (713)           161
      Amortization of gain from
       earlier periods                            2,751            3,489                         664          261
                                              ------------     -----------    -----------    ---------    ---------     --------
      Net periodic benefit cost            $      8,829     $     10,197   $      4,719   $    5,577   $    3,863    $     7,623
                                              ============     ===========    ===========    =========    =========     ========

      The following table presents the assumptions used in determining benefit obligations for the years ended
      December 31, 2004, 2003 and 2002:

                                                           Pension Benefits                     Post-Retirement Medical Plan
                                              -------------------------------------------    -----------------------------------
                                                 2004             2003           2002          2004         2003         2002
                                              ------------     -----------    -----------    ---------    ---------     --------
      Discount rate                              6.00%            6.25%         6.75%          6.00%        6.25%         6.75%
      Expected return on
       plan asset                                8.00%            8.00%         8.00%
      Rate of compensation
       increase                                  3.19%           3.44%          3.92%         3.19%        3.44%          3.92%

       The Company-sponsored post-retirement medical plan (the "medical plan") provides health benefits to retired employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Company made no contributions to this plan in 2004, 2003 or 2002.

       Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2014. Additionally, it was assumed that the Company's cost for retirees eligible for health care benefits under Medicare would be limited to an increase of 3% starting in 2003, due to a plan change.

       The following table presents what a one-percentage-point change would have on assumed health care cost trend rates:

                                                                                One Percentage            One Percentage
                                                                                Point Increase            Point Decrease
                                                                             ----------------------    ---------------------
      Increase (decrease) on total of service and interest cost
       on components                                                      $               529       $              (451)
      Increase (decrease) on post-retirement benefit obligation                         4,211                    (2,692)


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The following table presents how the Company's pension plan assets are invested at December 31, 2004 and 2003:

                                                                                             December 31,
                                                                             ----------------------------------------------
                        Asset Category:                                              2004                     2003
                                                                             ----------------------    --------------------
                          Equity securities                                            64%                     61%
                          Debt securities                                              29%                     25%
                          Other                                                         7%                     14%
                                                                             ----------------------    --------------------
                                 Total                                                100%                    100%
                                                                             ======================    ====================

       The following table presents the Company's target allocation for invested plan assets at December 31, 2005:

                        Asset Category:                                          December 31, 2005
                                                                             --------------------------
                          Equity securities                                              60%
                          Debt securities                                                30%
                          Other                                                          10%
                                                                             --------------------------
                                 Total                                                  100%
                                                                             ==========================

       The Company does not expect to make contributions to its pension plan in 2005.

       The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

       The investment objective is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

       The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2004, 2003 and 2002 totaled $7,363, $6,646 and $7,257, respectively.

       The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Participant deferrals, which are reflected in other liabilities, are $16,810 and $15,350 at December 31, 2004 and 2003, respectively. The participant deferrals earned interest at the average rate of 6.56% during 2004. The interest rate is based on the Moody's Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 7.25% to 8.3% for retired participants. Interest expense related to this plan was $1,184, $1,087 and $1,085 for the years ended December 31, 2004, 2003 and 2002, respectively.

       The Company has a deferred compensation plan for regional sales managers and individual sales managers and a deferred compensation plan for producers providing select regional group managers, individual sales managers and producers with the opportunity to participate in an unfunded deferred

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



       compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Effective January 1, 2005, this program will no longer accept deferrals. Participant deferrals, which are reflected in other liabilities, are $6,339 and $6,576 at December 31, 2004 and 2003, respectively. The participant deferrals earned interest at the average rate of 4.50% during 2004. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $291, $362 and $ 374 for the years ended December 31, 2004, 2003 and 2002, respectively.

       The Company has a non-qualified deferred compensation plan providing a select group of management or highly compensated individuals with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer a portion of their compensation and earn interest on the amount deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Participant deferrals, which are reflected in other liabilities, are $9,246 and $8,435 at December 31, 2004 and 2003, respectively. Participant deferrals earned interest at rates ranging from 1.11% to 20.84% during 2004. The interest rate is based on the rates earned on the investments elected by the participants.

       The Company also provides a supplemental executive retirement plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The expense for this plan was $2,966, $3,073 and 2,494 for the years ended December 31, 2004, 2003 and 2002, respectively. The total liability of $27,185 and $24,942 at December 31, 2004 and 2003, respectively, is included in other liabilities.

11.    FEDERAL INCOME TAXES

       The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective income tax rate for the years 2004, 2003 and 2002:


                                                                      2004                  2003                  2002
                                                                -----------------     -----------------      ----------------
      Statutory federal income tax rate                                35.0        %        35.0          %        35.0         %
      Tax effect of:
       Reduction in tax contingency                                    (0.3)                (2.1)                  (3.3)
       Investment income not subject to federal tax                    (1.3)                (2.1)                  (1.4)
       Tax credits                                                     (2.4)                                       (0.2)
       Other, net                                                        .5                  1.8                    1.4
                                                                -----------------     -----------------      ----------------
       Effective income tax rate                                       31.5        %        32.6          %        31.5         %
                                                                =================     =================      ================

       The Company has reduced its liability in each of the last three years for tax contingencies due to the completion of Internal Revenue Service examinations.

       Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2004 and 2003 are as follows:

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)




                                                                                   December 31,
                                                      ------------------------------------------------------------------------
                                                                    2004                                  2003
                                                      ----------------------------------    ----------------------------------
                                                         Deferred          Deferred           Deferred            Deferred
                                                           Tax                Tax                Tax                Tax
                                                          Asset            Liability            Asset            Liability
                                                      ---------------    --------------     --------------     ---------------
      Policyholder reserves                        $      334,357     $                  $       358,014    $
      Deferred policy acquisition costs                                      127,563                                 96,067
      Deferred acquisition cost proxy tax                 137,867                                126,662
      Investment assets                                                      242,297                                277,358
      Other                                                36,481                                  8,720
                                                      ---------------    --------------     --------------     ---------------
               Total deferred taxes                $      508,705     $      369,860     $       493,396    $       373,425
                                                      ===============    ==============     ==============     ===============

       Amounts included for investment assets above include $75,726 and $74,326 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2004 and 2003, respectively.

       Under pre-1984 life insurance company income tax laws, a portion of a life insurance company's gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account at December 31, 2004 is $7,742 and the Company does not anticipate any transactions, which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

12.    OTHER COMPREHENSIVE INCOME


       The following table presents the composition of other comprehensive income for the year ended December 31, 2004:


                                                                                      Tax
                                                                Before Tax          (Expense)           Net of Tax
                                                                  Amount             Benefit              Amount
                                                           -----------------    -----------------    -----------------
      Unrealized gains on available-for-sale
       securities:
      Net changes during the year related to
       cash flow hedges                                 $         7,326      $        (2,564)     $        4,762
      Unrealized holding gains (losses) arising
       during the period                                        (12,706)               4,448              (8,258)
      Less: reclassification adjustment for
       (gains) losses realized in net income                    (35,908)              12,567             (23,341)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                             (41,288)              14,451             (26,837)
      Reserve and deferred policy acquisition costs
       adjustment                                                35,773              (12,521)             23,252
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                              (5,515)               1,930              (3,585)
      Minimum pension liability adjustment                       (8,370)               2,930              (5,440)
                                                           -----------------    -----------------    -----------------
      Other comprehensive income (loss)                 $       (13,885)     $         4,860      $       (9,025)
                                                           =================    =================    =================



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



      The following table presents the composition of other comprehensive income for the year ended December 31, 2003:

                                                                                      Tax
                                                               Before-Tax           (Expense)           Net-of-Tax
                                                                Amount               Benefit              Amount
                                                           -----------------    -----------------    -----------------
      Unrealized gains on available-for-sale
       securities:
      Net changes during the year related to
       cash flow hedges                                 $        (18,159)    $          6,356     $        (11,803)
      Unrealized holding gains (losses) arising
       during the period                                          12,967               (4,538)               8,429
      Less:  reclassification adjustment for
       (gains) losses realized in net income                     (22,824)               7,989              (14,835)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                              (28,016)               9,807              (18,209)
      Reserve and deferred policy acquisition costs
       adjustment                                                (12,553)               4,393               (8,160)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                              (40,569)              14,200              (26,369)
      Minimum pension liability adjustment                         5,498               (1,925)               3,573
                                                           -----------------    -----------------    -----------------
      Other comprehensive income (loss)                 $        (35,071)    $         12,275     $        (22,796)
                                                           =================    =================    =================

      The following table presents the composition of other comprehensive income for the year ended December 31, 2002:

                                                                                      Tax
                                                               Before-Tax           (Expense)           Net-of-Tax
                                                                 Amount             or Benefit            Amount
                                                           -----------------    -----------------    -----------------
      Unrealized gains on available-for-sale
       securities:
      Net changes during the year related to
       cash flow hedges                                 $        (7,486)     $         2,620      $         (4,866)
      Unrealized holding gains (losses) arising
       during the period                                        192,079              (67,290)              124,789
      Less:  reclassification adjustment for
        (gains) losses realized in net income                    (8,004)               2,802                (5,202)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                             176,589              (61,868)              114,721
      Reserve and deferred policy acquisition
       costs adjustment                                         (42,681)              14,953               (27,728)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                             133,908              (46,915)               86,993
      Minimum pension liability adjustment                      (19,822)               6,938               (12,884)
                                                           -----------------    -----------------    -----------------
      Other comprehensive income (loss)                 $       114,086      $       (39,977)     $         74,109
                                                           =================    =================    =================


13.    STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS AND OTHER MATTERS

       At December 31, 2004 and 2003, the Company had 1,500 authorized shares each of Series A, Series B, Series C and Series D cumulative preferred stock; and 2,000,000 authorized shares of non-cumulative preferred stock.

       Dividends in the amount of $163,230, $75,711 and $170,572, were paid on common stock in 2004, 2003 and 2002, respectively. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices, for years ended December 31, 2004, 2003 and 2002 are as follows:

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



                                                     Year Ended December 31,
                                     --------------------------------------------------------
                                          2004                 2003                2002
                                     ----------------    -----------------    ---------------
                                       (Unaudited)
      Net income (loss)           $        402,341    $        (75,626)    $       205,749
      Capital and surplus                1,477,425           1,281,191           1,292,292


       The maximum amount of dividends, which can be paid to stockholders by insurance companies domiciled in the State of Colorado, is subject to restrictions relating to statutory surplus and statutory net gain from operations. Unaudited statutory surplus and net gains from operations at December 31, 2004 were $1,477,425 and 496,470, respectively. The Company should be able to pay up to $496,470 (unaudited) of dividends in 2005.

14.    STOCK OPTIONS

       The Parent has a stock option plan (the "Lifeco plan") that provides for the granting of options of its common shares to certain officers and employees of its subsidiaries, including the Company. Options may be granted with exercise prices not less than the market price on the date of the grant. Termination of employment prior to vesting results in the forfeiture of the options. The stock of Power Financial Corporation ("PFC"), which is the parent corporation of Lifeco, and Lifeco split on July 21, 2004 and October 4, 2004, respectively. All prior year numbers have been restated to reflect the stock splits. As of December 31, 2004, 2003 and 2002, stock available for award to Company employees under the Lifeco plan aggregated 5,588,588, 6,068,688 and 7,834,688 shares, respectively.

       The Lifeco plan provides for the granting of options with varying terms and vesting requirements. The majority of basic options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Other basic options vested and became exercisable one-third per year commencing on various dates from December 31, 2000 to September 30, 2004 and expire ten years from the date of grant. Variable options granted to Company employees totaling 556,000 and 3,664,000 in 1998 and 1997, respectively, became exercisable, if certain cumulative financial targets were attained by the end of 2001. A total of 351,022 options vested and became exercisable. The exercise period runs from June 26, 2007

       Additional variable options granted in 2004, 2003, 2001, 2000 and 1998 totaling 0, 200,000, 160,000, 240,000 and 760,000 shares, respectively, become exercisable if certain sales or financial targets are attained. During 2004, 2003 and 2002, none of these options vested and accordingly, the Company did not recognize compensation expense. If exercisable, the exercise period expires ten years from the date of grant.

       The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding and the weighted-average exercise price (the "WAEP") for 2004, 2003 and 2002. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:


                                                 2004                           2003                          2002
                                       --------------------------     --------------------------   ----------------------------
                                         Options          WAEP          Options         WAEP         Options           WAEP
       ---------------------------     -------------     ---------    ------------    ----------   -------------     ----------
       Outstanding, Jan. 1                 7,754,314 $     8.09         8,894,290 $     6.83        12,796,298   $     5.83
         Granted                             242,000      18.96         1,706,000     13.41           349,000        11.08
         Exercised                         1,248,834       6.65           972,352      5.43         2,718,982         3.58
         Expired or canceled                 473,276      14.36         1,873,624      6.98         1,532,026         5.51
                                       ------------     ---------      ----------    ----------   -------------     ----------
       Outstanding, Dec 31                 6,274,204 $    11.87         7,754,314 $   10.29         8,894,290   $     6.83
                                       =============    =========     ===========    ==========   =============     ==========

         Options exercisable
         At year-end                      4,195,804  $     9.98          4,554,584 $     8.09         4,243,276   $     5.84
                                       ============     =========     ============    ==========   =============     ==========



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


                                                 2004                           2003                           2002
                                         Options          WAEP          Options         WAEP          Options          WAEP
       Weighted average
         fair value of
         options granted
         during year               $      4.80                    $      3.49                    $     3.73
                                       ============                   ============                  ============

       The following table summarizes the range of exercise prices for outstanding Lifeco common stock options granted to Company employees at December 31, 2004:


                                                    Outstanding                                   Exercisable
                                 --------------------------------------------------     ---------------------------------
                                                       Average          Average                               Average
             Exercise                Options             Life           Exercise            Options           Exercise
           Price Range             Outstanding        Remaining          Price            Outstanding          Price
       ---------------------     ----------------    -------------    -------------     ----------------    -------------
          $3.53 - $6.76                686,800           1.93      $       4.84               686,800    $        4.84
          $8.42 - $11.22             2,494,304           4.99              9.24             2,401,704             9.25
         $14.28 - $20.93             3,093,100           7.60             15.55             1,107,300            14.75

       Of the exercisable Lifeco options, 3,870,404 relate to fixed option grants and 325,400 relate to variable grants.

       Power Financial Corporation ("PFC"), which is the parent corporation of Lifeco, has a stock option plan (the "PFC plan") that provides for the granting of options for its common shares to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in 1996, certain officers of the Company participated in the PFC plan.

       The following table summarizes the status of, and changes in, the PFC plan options granted to Company officers and their WAEP for 2004, 2003 and 2002. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:


                                                2004                         2003                          2002
                                       ------------------------    --------------------------    --------------------------
                                         Options        WAEP         Options          WAEP         Options          WAEP
                                       ------------   ---------    -------------    ---------    -------------    ---------
      Outstanding, Jan 1,                    0      $    0.00            0       $     0.00           140,000  $     1.08
        Exercised                            0           0.00            0             0.00          (140,000)       1.11
                                       ------------   ---------    -------------    ---------    -------------    ---------
      Outstanding, Dec 31,                   0           0.00            0       $     0.00                 0  $     0.00
                                       ============   =========    =============    =========    =============    =========
      Options exercisable
        at year-end                          0      $    0.00            0       $     0.00                 0  $     0.00
                                       ------------   ---------    -------------    ---------    -------------    ---------

       The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                                                   Granted During The Year Ended December 31,
                                                             --------------------------------------------------------
                                                                  2004                 2003                2002
                                                             ----------------    -----------------    ---------------
      Dividend yield                                              2.58%                 2.81%              2.45%
      Expected volatility                                        24.64%                26.21%             31.67%
      Risk free interest rate                                     4.33%                 4.48%              5.13%
      Expected duration                                         6.7 years            7 years             7 years

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


15.    SEGMENT INFORMATION

       The Company has two reportable segments: Great-West Healthcare and Financial Services. The Great-West Healthcare segment markets group life and health insurance to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to individuals, public and not-for-profit employers and corporations, and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

       The accounting policies of the segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.

       The Company's operations are not materially dependent on one or a few customers, brokers or agents.

       The following table summarizes segment financial information for the year ended and as of December 31, 2004:


                                                                               Year Ended December 31, 2004
                                                              ---------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Revenue:
       Premium income                                      $        261,957      $        311,303       $         573,260
       Fee income                                                   649,113               266,531                 915,644
       Net investment income                                         46,253               987,054               1,033,307
       Realized investment gains                                     15,248                42,699                  57,947
                                                              ------------------    -------------------    ------------------
      Total revenue                                                 972,571             1,607,587               2,580,158
                                                              ------------------    -------------------    ------------------
      Benefits and Expenses:
       Benefits                                                      68,306             1,067,499               1,135,805
       Operating expenses                                           680,563               287,150                 967,713
                                                              ------------------    -------------------    ------------------
      Total benefits and expenses                                   748,869             1,354,649               2,103,518
                                                              ------------------    -------------------    ------------------
      Net operating income before income taxes                      223,702               252,938                 476,640
      Income taxes                                                   74,541                75,679                 150,220
                                                              ------------------    -------------------    ------------------
      Net income                                           $        149,161      $        177,259       $         326,420
                                                              ==================    ===================    ==================

                                                                                    December 31, 2004
                                                              ---------------------------------------------------------------
      Assets:                                                    Great-West             Financial
                                                                 Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Investment assets                                    $        1,564,644    $       18,088,365     $      19,653,009
      Other assets                                                    274,914             2,982,571             3,257,485
      Separate account assets                                                            14,155,397            14,155,397
                                                              ------------------    -------------------    ------------------
      Total assets                                         $        1,839,558    $       35,226,333     $      37,065,891
                                                              ==================    ===================    ==================



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



      The following table summarizes segment financial information for the year ended and as of December 31, 2003:

                                                                               Year Ended December 31, 2003
                                                              ---------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Revenue:
       Premium income                                      $         838,194     $        1,414,703     $       2,252,897
       Fee income                                                    607,369                232,703               840,072
       Net investment income                                          72,191                916,209               988,400
       Realized investment gains                                      10,340                 29,220                39,560
                                                              ------------------    -------------------    ------------------
      Total revenue                                                1,528,094              2,592,835             4,120,929
                                                              ------------------    -------------------    ------------------
      Benefits and Expenses:
       Benefits                                                      567,603              2,116,001             2,683,604
       Operating expenses                                            699,146                266,538               965,684
                                                              ------------------    -------------------    ------------------
      Total benefits and expenses                                  1,266,749              2,382,539             3,649,288
                                                              ------------------    -------------------    ------------------

      Net operating income before income taxes                       261,345                210,296               471,641
      Income taxes                                                    88,104                 65,516               153,620
                                                              ------------------    -------------------    ------------------
      Net income                                           $         173,241     $          144,780     $         318,021
                                                              ==================    ===================    ==================

                                                                                    December 31, 2003
                                                              ---------------------------------------------------------------

      Assets:                                                    Great-West             Financial
                                                                 Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Investment assets                                    $       1,351,871     $       18,347,959     $      19,699,830
      Other assets                                                   275,005              3,459,820             3,734,825
      Separate account assets                                                            13,175,480            13,175,480
                                                              ------------------    -------------------    ------------------
      Total assets                                         $       1,626,876     $       34,983,259     $      36,610,135
                                                              ==================    ===================    ==================

       The following table summarizes segment financial information for the year ended and as of December 31, 2002:

                                                                              Year Ended December 31, 2002
                                                             ---------------------------------------------------------------
                                                                Great-West              Financial
      Operations:                                               Healthcare              Services                Total
                                                             ------------------     ------------------     -----------------
      Revenue:
       Premium income                                     $          960,191     $        159,904       $       1,120,095
       Fee income                                                    660,423              223,139                 883,562
       Net investment income                                          67,923              851,442                 919,365
       Realized investment gains                                       8,918               32,708                  41,626
                                                             ------------------     ------------------     -----------------
      Total revenue                                                1,697,455            1,267,193               2,964,648
                                                             ------------------     ------------------     -----------------
      Benefits and Expenses:
       Benefits                                                      761,481              831,272               1,592,753
       Operating expenses                                            732,472              225,671                 958,143
                                                             ------------------     ------------------     -----------------
      Total benefits and expenses                                  1,493,953            1,056,943               2,550,896
                                                             ------------------     ------------------     -----------------

      Net operating income before income taxes                       203,502              210,250                 413,752
      Income taxes                                                    67,198               63,017                 130,215
                                                             ------------------     ------------------     -----------------
      Net income                                          $          136,304     $        147,233       $         283,537
                                                             ==================     ==================     =================


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


      The following table, which summarizes premium and fee income by segment, represents supplemental information for the years ended December 31, 2004, 2003 and 2002:

                                                                                  Year Ended December 31,
                                                              ----------------------------------------------------------------
                                                                    2004                   2003                   2002
                                                              ------------------    -------------------    -------------------
      Premium Income:
      Great-West Healthcare:
      Group Life & Health                                  $        261,957      $        838,194       $        960,191
                                                              ------------------    -------------------    -------------------
               Total Great-West Healthcare                          261,957               838,194                960,191
                                                              ------------------    -------------------    -------------------
      Financial Services:
      Retirement Services                                             1,640                   824                     15
      Individual Markets                                            309,663             1,413,879                159,889
                                                             -------------------    -------------------     ------------------
               Total Financial Services                             311,303             1,414,703                159,904
                                                              ------------------    -------------------    -------------------
      Total premium income                                 $        573,260      $      2,252,897       $      1,120,095
                                                              ==================    ===================    ===================

                                                                                  Year Ended December 31,
                                                              ----------------------------------------------------------------
                                                                    2004                   2003                   2002
                                                              ------------------    -------------------    -------------------
      Fee Income:
      Great-West Healthcare:
      Group Life & Health (uninsured plans)                $        649,113      $        607,369       $        660,423
                                                              ------------------    -------------------    -------------------
               Total Great-West Healthcare                          649,113               607,369                660,423
                                                              ------------------    -------------------    -------------------
      Financial Services:
      Retirement Services                                           226,958               199,374                196,972
      Individual Markets                                             39,573                33,329                 26,167
                                                              ------------------    -------------------    -------------------
               Total Financial Services                             266,531               232,703                223,139
                                                              ------------------    -------------------    -------------------
      Total fee income                                     $        915,644      $        840,072       $        883,562
                                                              ==================    ===================    ===================

16.   OBLIGATIONS RELATING TO DEBT AND LEASES

      The Company enters into operating leases primarily for office space. The following table shows, as of December 31, 2004, scheduled related party debt repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years 2005 through 2009.



                                       2005          2006            2007          2008            2009         Thereafter
                                     ----------    ----------     -----------    ----------     -----------    --------------
      Related party notes         $             $    25,000    $              $              $              $      195,000
      Operating leases                21,968        19,471           17,935       17,463           16,019            7,279
                                     ----------    ----------     -----------    ----------     -----------    --------------
      Total contractual
       obligations                $   21,968    $   44,471     $     17,935   $   17,463     $     16,019   $      202,279
                                     ==========    ==========     ===========    ==========     ===========    ==============

17.   COMMITMENTS AND CONTINGENCIES

      The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company's financial position or the results of its operations.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                  SCHEDULE III
                       SUPPLEMENTAL INSURANCE INFORMATION
                                 (In Thousands)


                                                                                          Financial
                                                                     Healthcare           Services
As of and for the year ended December 31, 2004                        Segment              Segment              Total
----------------------------------------------
                                                                  -----------------    ----------------    -----------------
Deferred policy acquisition costs                               $                    $       301,603     $       301,603
Future policy benefits, losses, claims, expenses                        323,975           17,580,163          17,904,138
Unearned premiums                                                        37,749                  432              38,181
Other policy claims and benefits payable                                564,623              434,622             999,245
Premium income                                                          261,957              311,303             573,260
Net investment income                                                    46,253              987,054           1,033,307
Benefits, claims, losses and settlement expenses                         68,306            1,067,499           1,135,805
Amortization of deferred policy acquisition costs                                             40,536              40,536
Other operating expenses                                                680,563              287,150             967,713


                                                                                          Financial
                                                                     Healthcare           Services
As of and for the year ended December 31, 2003                        Segment              Segment              Total
----------------------------------------------
                                                                  -----------------    ----------------    -----------------
Deferred policy acquisition costs                               $                    $       284,866     $       284,866
Future policy benefits, losses, claims, expenses                        569,425           18,051,633          18,621,058
Unearned premiums                                                        28,475                  545              29,020
Other policy claims and benefits payable                                623,337              429,965           1,053,302
Premium income                                                          838,194            1,414,703           2,252,897
Net investment income                                                    72,191              916,209             988,400
Benefits, claims, losses and settlement expenses                        567,603            2,116,001           2,683,604
Amortization of deferred policy acquisition costs                                             36,283              36,283
Other operating expenses                                                699,146              266,538             965,684


                                                                                          Financial
                                                                     Healthcare           Services
For the year ended December 31, 2002                                  Segment              Segment              Total
------------------------------------
                                                                  -----------------    ----------------    -----------------
Premium income                                                  $       960,191      $       159,904     $     1,120,095
Net investment income                                                    67,923              851,442             919,365
Benefits, claims, losses and settlement expenses                        761,481              831,272           1,592,753
Amortization of deferred policy acquisition costs                                             38,707              38,707
Other operating expenses                                                732,472              225,671             958,143


      Maxim Series Account of Great-West Life & Annuity Insurance Company

       FinancialStatements for the Years Ended December 31, 2004 and 2003 and Report of Independent Registered Public Accounting Firm

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     MAXIM MONEY     MAXIM STOCK     TOTAL MAXIM
                                                                                       MARKET           INDEX          SERIES I
                                                                                     PORTFOLIO       PORTFOLIO         ACCOUNT
                                                                                     -------------------------------------------
                                                                                     -------------  -------------  -------------
Maxim Series I Account:
ASSETS:
    Investments at market value (1)                                                $       16,077 $       14,398 $       30,475
    Investment income due and accrued                                                           1                             1
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

       Total assets                                                                        16,078         14,398         30,476
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company                                          4              4              8
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

       Total liabilities                                                                        4              4              8
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

NET ASSETS                                                                         $       16,074 $       14,394 $       30,468
                                                                                     =============  =============  =============
                                                                                     =============  =============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                             $       16,074 $       14,394 $       30,468
                                                                                     =============  =============  =============
                                                                                     =============  =============  =============

ACCUMULATION UNITS OUTSTANDING                                                                621            172

UNIT VALUE (ACCUMULATION)                                                          $        25.88 $        83.69
                                                                                     =============  =============
                                                                                     =============  =============

(1) Cost of investments:                                                           $       16,077 $       19,349 $       35,426
    Shares of investments:                                                                 16,077            651


The accompanying notes are an integral part of these financial statements.                                           (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     MAXIM MONEY     MAXIM STOCK     TOTAL MAXIM
                                                                                       MARKET           INDEX          SERIES I
                                                                                     PORTFOLIO       PORTFOLIO         ACCOUNT
                                                                                     -------------------------------------------
                                                                                     -------------  -------------  -------------
Maxim Series I Account:

INVESTMENT INCOME:
    Dividends                                                                      $          151 $          191 $          342

EXPENSES:
    Mortality and expense risk                                                                201            167            368
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                                                                  (50)            24            (26)
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized loss on sale of fund shares                                                                     (74)           (74)
    Realized gain distributions                                                                            1,381          1,381
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

    Net realized gain                                                                                      1,307          1,307
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

    Change in net unrealized depreciation
       on investments                                                                                        (97)           (97)
                                                                                     -------------  -------------  -------------
                                                                                     -------------  -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                      $          (50)$        1,234 $        1,184
                                                                                     =============  =============  =============
                                                                                     =============  =============  =============


INVESTMENT INCOME RATIO (2004)                                                              0.94%          1.43%
                                                                                     =============  =============
                                                                                     =============  =============

INVESTMENT INCOME RATIO (2003)                                                              0.69%          1.23%
                                                                                     =============  =============
                                                                                     =============  =============

INVESTMENT INCOME RATIO (2002)                                                              1.42%          0.99%
                                                                                     =============  =============
                                                                                     =============  =============

INVESTMENT INCOME RATIO (2001)                                                              3.72%          0.69%
                                                                                     =============  =============
                                                                                     =============  =============


The accompanying notes are an integral part of these financial statements.                                           (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                      MAXIM BOND PORTFOLIO MAXIM MONEY MARKET PORTFOLIO MAXIM STOCK INDEX PORTFOLIO
                                                           ------------------------------------------------------------------------
                                                           -------------  ---------------------------  ----------------------------
                                                               2003          2004           2003           2004           2003
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
Maxim Series I Account:                                        (1)

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                         $          118 $         (50) $         (49)$           24 $           (3)
    Net realized gain                                             1,969                                       1,307            948
    Change in net realized depreciation
       on investments                                            (1,996)                                        (97)         1,836
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting
       from operations                                               91           (50)           (49)         1,234          2,781
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Redemptions                                                 (60,782)            0
    Transfers, net                                                              7,407
    Contract maintenance charges                                    (13)          (41)           (30)           (19)           (17)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                    (60,795)        7,366            (30)           (19)           (17)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets                     (60,704)        7,316            (79)         1,215          2,764

NET ASSETS:
    Beginning of period                                          60,704         8,758          8,837         13,179         10,415
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    End of period                                        $            0 $      16,074  $       8,758 $       14,394 $       13,179
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                  284
    Units redeemed                                               (1,373)            0             (1)                           (1)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                      (1,373)          284             (1)             0             (1)
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      TOTAL MAXIM SERIES I ACCOUNT
                                                                                                      ----------------------------
                                                                                                      ----------------------------
                                                                                                          2004           2003
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------
Maxim Series I Account:

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                    $          (26)$           66
    Net realized gain                                                                                        1,307          2,917
    Change in net realized depreciation
       on investments                                                                                          (97)          (160)
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

    Increase in net assets resulting
       from operations                                                                                       1,184          2,823
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

CONTRACT TRANSACTIONS:
    Redemptions                                                                                                           (60,782)
    Transfers, net                                                                                           7,407
    Contract maintenance charges                                                                               (60)           (60)
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                                                                 7,347        (60,842)
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

    Total increase (decrease) in net assets                                                                  8,531        (58,019)

NET ASSETS:
    Beginning of period                                                                                     21,937         79,956
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

    End of period                                                                                   $       30,468 $       21,937
                                                                                                      =============  =============
                                                                                                      =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                               284
    Units redeemed                                                                                                         (1,375)
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

    Net increase (decrease)                                                                                    284         (1,375)
                                                                                                      =============  =============
                                                                                                      =============  =============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                     At December 31                              For the year ended December 31
                                                     ----------------------------------------    --------------------------------
                                                     ----------------------------------------    --------------------------------
                                                       Units     Unit Fair Value  Net Assets     Expense Ratio     Total Return
                                                      (000s)                        (000s)
                                                     ---------   ----------      ------------    --------------    --------------
                                                     ---------   ----------      ------------    --------------    --------------
Maxim Series I Account:

MAXIM MONEY MARKET PORTFOLIO
   2004                                                     1    $   25.88    $           16           1.25 %           (0.38)%
   2003                                                     0 *  $   25.98    $            9           1.25 %           (0.55)%
   2002                                                     0 *  $   26.14    $            9           1.25 %            0.15 %
   2001                                                     1    $   26.10    $           36           1.25 %            2.50 %
   2000                                                     1    $   25.46    $           35           1.25 %            4.73 %
MAXIM STOCK INDEX PORTFOLIO
   2004                                                     0 *  $   83.69    $           14           1.25 %            9.37 %
   2003                                                     0 *  $   76.50    $           13           1.25 %           26.76 %
   2002                                                     0 *  $   60.20    $           10           1.25 %          (23.05)%
   2001                                                     0 *  $   78.23    $           14           1.25 %          (12.84)%
   2000                                                     0 *  $   89.76    $           16           1.25 %           (8.97)%

* The Investment Division has units that round to less than 1,000 units.                                                 (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIM U.S.
                                                                         MAXIM MONEY    MAXIM STOCK    GOVERNMENT     TOTAL MAXIM
                                                                           MARKET          INDEX       SECURITIES      SERIES II
                                                                         PORTFOLIO       PORTFOLIO     PORTFOLIO        ACCOUNT
                                                                        ----------------------------------------------------------
                                                                        -------------  -------------  -------------  -------------
Maxim Series II Account:
ASSETS:
    Investments at market value (1)                                   $    1,398,036 $   11,619,997 $    4,637,803 $   17,655,836
    Investment income due and accrued                                             56                                           56
    Purchase payments receivable
    Due from Great West Life & Annuity Insurance Company                                      1,731          3,390          5,121
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

       Total assets                                                        1,398,092     11,621,728      4,641,193     17,661,013
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

LIABILITIES:
    Redemptions payable                                                       17,156          4,860             35         22,051
    Due to Great West Life & Annuity Insurance Company                           406          3,553          1,418          5,377
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

       Total liabilities                                                      17,562          8,413          1,453         27,428
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

NET ASSETS                                                            $    1,380,530 $   11,613,315 $    4,639,740 $   17,633,585
                                                                        =============  =============  =============  =============
                                                                        =============  =============  =============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                $    1,380,530 $   11,482,176 $    4,633,555 $   17,496,261
    Contracts in payout phase                                                               131,139          6,185        137,324
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

NET ASSETS                                                            $    1,380,530 $   11,613,315 $    4,639,740 $   17,633,585
                                                                        =============  =============  =============  =============
                                                                        =============  =============  =============  =============

ACCUMULATION UNITS OUTSTANDING                                                68,515        169,406        137,751

UNIT VALUE (ACCUMULATION)                                             $        20.15 $        67.78 $        33.64
                                                                        =============  =============  =============
                                                                        =============  =============  =============

(1) Cost of investments:                                              $    1,398,036 $   12,152,974 $    4,597,377 $   18,148,387
    Shares of investments:                                                 1,398,036        525,792        417,820


The accompanying notes are an integral part of these financial statements.                                            (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       MAXIM U.S.
                                                                         MAXIM MONEY    MAXIM STOCK    GOVERNMENT     TOTAL MAXIM
                                                                           MARKET          INDEX       SECURITIES      SERIES II
                                                                         PORTFOLIO       PORTFOLIO     PORTFOLIO        ACCOUNT
                                                                        ----------------------------------------------------------
                                                                        -------------  -------------  -------------  -------------
Maxim Series II Account:

INVESTMENT INCOME:
    Dividends                                                         $       14,493 $      157,886 $      197,943 $      370,322

EXPENSES:
    Mortality and expense risk                                                20,926        160,267         67,948        249,141
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                                                  (6,433)        (2,381)       129,995        121,181
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares                                            (835,326)        12,477       (822,849)
    Realized gain distributions                                                           1,117,816          6,355      1,124,171
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    Net realized gain                                                                       282,490         18,832        301,322
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                                                       743,965        (33,302)       710,663
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                         $       (6,433)$    1,024,074 $      115,525 $    1,133,166
                                                                        =============  =============  =============  =============
                                                                        =============  =============  =============  =============


INVESTMENT INCOME RATIO (2004)                                                 0.92%          1.38%          4.08%
                                                                        =============  =============  =============
                                                                        =============  =============  =============

INVESTMENT INCOME RATIO (2003)                                                 0.73%          1.20%          4.16%
                                                                        =============  =============  =============
                                                                        =============  =============  =============

INVESTMENT INCOME RATIO (2002)                                                 1.37%          0.95%          5.46%
                                                                        =============  =============  =============
                                                                        =============  =============  =============

INVESTMENT INCOME RATIO (2001)                                                 3.85%          0.69%          5.50%
                                                                        =============  =============  =============
                                                                        =============  =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                MAXIM BOND
                                                             PORTFOLIO     MAXIM MONEY MARKET PORTFOLIO MAXIM STOCK INDEX PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                            -------------  --------------------------  ---------------------------
                                                                2003          2004          2003           2004          2003
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------
Maxim Series II Account:                                        (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                          $       34,989 $      (6,433)$      (7,732)$       (2,381)$     (22,504)
    Net realized gain (loss)                                     (18,721)                                   282,490        86,120
    Change in net realized depreciation
       on investments                                             (2,823)                                   743,965     2,697,304
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------

    Increase (decrease) in net assets resulting
       from operations                                            13,445        (6,433)       (7,732)     1,024,074     2,760,920
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                        25,419        53,476
    Redemptions                                                 (412,838)     (579,261)     (184,067)    (1,840,704)   (1,504,154)
    Transfers, net                                            (1,289,378)     (111,842)      892,978         70,258       257,798
    Contract maintenance charges                                  (1,608)       (1,786)       (1,157)       (10,764)      (12,162)
    Adjustments to net assets allocated to contracts
       in payout phase                                            (1,367)                                   (10,793)      (17,783)
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                                  (1,705,191)     (692,889)      707,754     (1,766,584)   (1,222,825)
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------

    Total increase (decrease) in net assets                   (1,691,746)     (699,322)      700,022       (742,510)    1,538,095

NET ASSETS:
    Beginning of period                                        1,691,746     2,079,852     1,379,830     12,355,825    10,817,730
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------

    End of period                                         $            0 $   1,380,530 $   2,079,852 $   11,613,315 $  12,355,825
                                                            =============  ============  ============  =============  ============
                                                            =============  ============  ============  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                   565        50,613          1,839         6,823
    Units redeemed                                               (51,143)      (34,846)      (15,617)       (29,503)      (26,876)
                                                            -------------  ------------  ------------  -------------  ------------
                                                            -------------  ------------  ------------  -------------  ------------

    Net increase (decrease)                                      (51,143)      (34,281)       34,996        (27,664)      (20,053)
                                                            =============  ============  ============  =============  ============
                                                            =============  ============  ============  =============  ============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                          MAXIM U.S. GOVERNMENT
                                                                               SECURITIES             TOTAL MAXIM SERIES II ACCOUNT
                                                                        ----------------------------------------------------------
                                                                        ----------------------------  ----------------------------
                                                                            2004           2003           2004           2003
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------
Maxim Series II Account:

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                             $      129,995 $      142,674 $      121,181 $      147,427
    Net realized gain                                                         18,832         71,895        301,322        139,294
    Change in net realized appreciation (depreciation)
       on investments                                                        (33,302)      (153,866)       710,663      2,540,615
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    Increase in net assets resulting
       from operations                                                       115,525         60,703      1,133,166      2,827,336
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                          3,841          4,049         29,260         57,525
    Redemptions                                                             (544,802)      (569,684)    (2,964,767)    (2,670,743)
    Transfers, net                                                            41,584        138,602
    Contract maintenance charges                                              (5,015)        (5,548)       (17,565)       (20,475)
    Adjustments to net assets allocated to contracts
       in payout phase                                                          (373)           659        (11,166)       (18,491)
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    Decrease in net assets resulting from
       contract transactions                                                (504,765)      (431,922)    (2,964,238)    (2,652,184)
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    Total increase (decrease) in net assets                                 (389,240)      (371,219)    (1,831,072)       175,152

NET ASSETS:
    Beginning of period                                                    5,028,980      5,400,199     19,464,657     19,289,505
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    End of period                                                     $    4,639,740 $    5,028,980 $   17,633,585 $   19,464,657
                                                                        =============  =============  =============  =============
                                                                        =============  =============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                               1,924          5,239          4,328         62,675
    Units redeemed                                                           (17,028)       (18,452)       (81,377)      (112,088)
                                                                        -------------  -------------  -------------  -------------
                                                                        -------------  -------------  -------------  -------------

    Net decrease                                                             (15,104)       (13,213)       (77,049)       (49,413)
                                                                        =============  =============  =============  =============
                                                                        =============  =============  =============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                           At December 31                      For the year ended December 31
                                           -------------------------------------------    -----------------------------------------
                                           -------------------------------------------    -----------------------------------------
                                            Units    Unit Fair Value          Net Assets  Expense Ratio        Total Return
                                            (000s)   lowest to highest        (000s)      lowest to highest    lowest to highest
                                           --------  -------------------     ---------    ------------------   --------------------
                                           --------  -------------------     ---------    ------------------   --------------------
Maxim Series II Account:

MAXIM MONEY MARKET PORTFOLIO
   2004                                         69   $ 20.07 to $ 20.22    $    1,381     1.25 % to  1.40 %    (0.44)% to  (0.30)%
   2003                                        103   $ 20.13 to $ 20.31    $    2,080     1.25 % to  1.40 %    (0.67)% to  (0.52)%
   2002                                         68   $ 20.24 to $ 20.45    $    1,380     1.25 % to  1.40 %    (0.05)% to   0.15 %
   2001                                         64   $ 20.21 to $ 20.46    $    1,302     1.25 % to  1.40 %     2.35 % to   2.38 %
   2000                                         85   $ 19.74 to $ 19.99    $    1,686     1.25 % to  1.40 %     4.55 % to   4.56 %
MAXIM STOCK INDEX PORTFOLIO
   2004                                        169   $ 67.20 to $ 68.20    $   11,613     1.40 % to  1.40 %     9.21 % to   9.22 %
   2003                                        197   $ 61.53 to $ 62.45    $   12,356     1.40 % to  1.40 %    26.63 % to  26.63 %
   2002                                        218   $ 48.59 to $ 49.32    $   10,818     1.40 % to  1.40 %    (23.04% to (23.03)%
   2001                                        260   $ 63.14 to $ 64.08    $   16,545     1.40 % to  1.40 %    (12.89% to (12.89)%
   2000                                        287   $ 72.48 to $ 73.56    $   21,027     1.40 % to  1.40 %    (9.24)% to  (9.24)%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
   2004                                        138   $ 33.42 to $ 33.75    $    4,640     1.40 % to  1.40 %     2.43 % to   2.45 %
   2003                                        153   $ 32.62 to $ 32.95    $    5,029     1.40 % to  1.40 %     1.15 % to   1.15 %
   2002                                        166   $ 32.25 to $ 32.57    $    5,400     1.40 % to  1.40 %     8.28 % to   8.29 %
   2001                                        182   $ 29.78 to $ 30.08    $    5,440     1.40 % to  1.40 %     5.57 % to   5.58 %
   2000                                        219   $ 28.21 to $ 28.49    $    6,209     1.40 % to  1.40 %     9.07 % to   9.09 %

                                                                                                                       (Continued)


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            JANUS ASPEN      MAXIM                      MAXIM ARIEL
                                              DREYFUS STOCK  FIDELITY VIP  SERIES FLEXIBLE AGGRESSIVE    MAXIM ARIEL     SMALL-CAP
                                                  INDEX       CONTRAFUND       INCOME       PROFILE I   MIDCAP VALUE       VALUE
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO       PORTFOLIO
                                              -------------------------------------------------------------------------------------
                                              ------------   ------------  -------------  ------------  -------------  ------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)         $     515,198  $     193,354 $      158,001 $      14,516 $      950,486 $     277,478
    Investment income due and accrued
                                              ------------   ------------  -------------  ------------  -------------  ------------
                                              ------------   ------------  -------------  ------------  -------------  ------------

       Total assets                               515,198        193,354        158,001        14,516        950,486       277,478
                                              ------------   ------------  -------------  ------------  -------------  ------------
                                              ------------   ------------  -------------  ------------  -------------  ------------

LIABILITIES:
    Due to Great West Life & Annuity                   56             52             17             4            261            76
       Insurance Company
                                              ------------   ------------  -------------  ------------  -------------  ------------
                                              ------------   ------------  -------------  ------------  -------------  ------------

       Total liabilities                               56             52             17             4            261            76
                                              ------------   ------------  -------------  ------------  -------------  ------------
                                              ------------   ------------  -------------  ------------  -------------  ------------

NET ASSETS                                  $     515,142  $     193,302 $      157,984 $      14,512 $      950,225 $     277,402
                                              ============   ============  =============  ============  =============  ============
                                              ============   ============  =============  ============  =============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                      $     515,142  $     193,302 $      157,984 $      14,512 $      950,225 $     277,402
                                              ============   ============  =============  ============  =============  ============
                                              ============   ============  =============  ============  =============  ============

ACCUMULATION UNITS OUTSTANDING                     50,111         13,018         11,453         1,025         26,967         8,024

UNIT VALUE (ACCUMULATION)                   $       10.28  $       14.85 $        13.79 $       14.16 $        35.24 $       34.57
                                              ============   ============  =============  ============  =============  ============
                                              ============   ============  =============  ============  =============  ============

(1) Cost of investments:                    $     478,994  $     163,377 $      157,536 $      12,771 $      739,280 $     234,757
    Shares of investments:                         16,678          7,264         13,015         1,246         40,446        19,834


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                               MAXIM BOND       MAXIM       MAXIM GROWTH   MAXIM INDEX       MAXIM        MAXIM
                                                 INDEX       CONSERVATIVE      INDEX      600 PORTFOLIO   INVESCO ADR     LOOMIS
                                               PORTFOLIO      PROFILE I      PORTFOLIO                     PORTFOLIO   SAYLES BOND
                                                              PORTFOLIO                                                 PORTFOLIO
                                             ---------------------------------------------------------------------------------------
                                             -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)        $       48,773 $       40,115 $      686,981 $     496,090  $     344,933 $      377,846
    Investment income due and accrued
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                                48,773         40,115        686,981       496,090        344,933        377,846
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                  13             11            138           135             92            104
       Insurance Company                    -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                              13             11            138           135             92            104
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                $       48,760 $       40,104 $      686,843 $     495,955  $     344,841 $      377,742
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                    $       48,760 $       40,104 $      686,843 $     495,955  $     344,841 $      377,742
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                     4,374          3,012         70,948        17,845         18,197         15,128

UNIT VALUE (ACCUMULATION)                 $        11.15 $        13.31 $         9.68 $       27.79  $       18.95 $        24.97
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

(1) Cost of investments:                  $       51,774 $       38,175 $      945,767 $     401,177  $     294,330 $      328,617
    Shares of investments:                         3,801          3,880         41,992        48,876         20,043         30,595


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                              MAXIM MFS        MAXIM          MAXIM          MAXIM       MAXIM MONEY  MAXIM STOCK
                                              SMALL-CAP       MODERATE      MODERATELY     MODERATELY      MARKET        INDEX
                                                GROWTH       PROFILE I      AGGRESSIVE    CONSERVATIVE    PORTFOLIO    PORTFOLIO
                                              PORTFOLIO      PORTFOLIO      PROFILE I      PROFILE I
                                                                            PORTFOLIO      PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)       $      478,872 $      576,598 $      200,290 $      38,030  $   1,139,181 $    2,343,911
    Investment income due and accrued                                                                            46
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                              478,872        576,598        200,290        38,030      1,139,227      2,343,911
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                 131            157             55            10            275            641
       Insurance Company                    -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                             131            157             55            10            275            641
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                $      478,741 $      576,441 $      200,235 $      38,020  $   1,138,952 $    2,343,270
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                    $      478,741 $      576,441 $      200,235 $      38,020  $   1,138,952 $    2,343,270
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                    19,753         41,394         14,121         2,922         92,154         91,037

UNIT VALUE (ACCUMULATION)                 $        24.24 $        13.93 $        14.18 $       13.01  $       12.36 $        25.74
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

(1) Cost of investments:                  $      592,796 $      523,161 $      175,943 $      33,605  $   1,139,181 $    3,053,002
    Shares of investments:                        29,744         52,514         17,508         3,588      1,139,181        106,059


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             MAXIM T. ROWE  MAXIM T. ROWE    MAXIM U.S.    MAXIM VALUE     NEUBERGER    TEMPLETON
                                                 PRICE       PRICE MIDCAP    GOVERNMENT       INDEX       BERMAN AMT      FTVIPT
                                             EQUITY/INCOME      GROWTH       SECURITIES     PORTFOLIO      PARTNERS      FOREIGN
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO                     PORTFOLIO    SECURITIES
                                             -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)        $    1,675,471 $      469,935 $      260,290 $     331,262  $     467,150 $      380,806
    Investment income due and accrued
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                             1,675,471        469,935        260,290       331,262        467,150        380,806
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                  372            129             72            90             51             41
       Insurance Company
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                              372            129             72            90             51             41
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                 $    1,675,099 $      469,806 $      260,218 $     331,172  $     467,099 $      380,765
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                     $    1,675,099 $      469,806 $      260,218 $     331,172  $     467,099 $      380,765
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                     76,093         24,281         15,586        25,223         37,489         29,981

UNIT VALUE (ACCUMULATION)                  $        22.01 $        19.35 $        16.70 $       13.13  $       12.46 $        12.70
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

(1) Cost of investments:                   $    1,474,097 $      422,016 $      265,532 $     305,750  $     379,837 $      364,819
    Shares of investments:                         90,176         27,643         23,450        23,020         25,499         26,208


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                                  TOTAL MAXIM
                                                                                                   SERIES III
                                                                                                    ACCOUNT
                                                                                                  ------------
                                                                                                  ------------
Maxim Series III Account:

ASSETS:
    Investments at market value (1)                                                             $  12,465,567
    Investment income due and accrued                                                                      46
                                                                                                  ------------
                                                                                                  ------------

       Total assets                                                                                12,465,613
                                                                                                  ------------
                                                                                                  ------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company                                                  2,983

       Total liabilities                                                                                2,983
                                                                                                  ------------
                                                                                                  ------------

NET ASSETS                                                                                      $  12,462,630
                                                                                                  ============
                                                                                                  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                                          $  12,462,630
                                                                                                  ============
                                                                                                  ============

ACCUMULATION UNITS OUTSTANDING

UNIT VALUE (ACCUMULATION)

(1) Cost of investments:                                                                        $  12,576,294
    Shares of investments:


The accompanying notes are an integral part of these financial statements.                         (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             DREYFUS STOCK   FIDELITY VIP   JANUS ASPEN       MAXIM       MAXIM ARIEL  MAXIM ARIEL
                                                 INDEX        CONTRAFUND       SERIES       AGGRESSIVE   MIDCAP VALUE   SMALL-CAP
                                               PORTFOLIO      PORTFOLIO       FLEXIBLE      PROFILE I      PORTFOLIO      VALUE
                                                                               INCOME       PORTFOLIO                   PORTFOLIO
                                                                             PORTFOLIO
                                             ---------------------------------------------------------------------------------------
                                             -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:
INVESTMENT INCOME:
    Dividends                              $        8,950 $          577 $        9,467 $         201  $       2,348 $          468

EXPENSES:
    Mortality and expense risk                      2,473          2,091            847           408         11,276          2,951
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                        6,477         (1,514)         8,620          (207)        (8,928)        (2,483)
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of                 1,388         (1,633)         1,062            18         14,800          7,083
       fund shares
    Realized gain distributions                                                   1,325                       37,280         14,224
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

    Net realized gain (loss)                        1,388         (1,633)         2,387            18         52,080         21,307
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

    Change in net unrealized appreciation
       on investments                              40,620         26,424         (5,360)        2,093         51,604         26,037
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS              $       48,485 $       23,277 $        5,647 $       1,904  $      94,756 $       44,861
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============


INVESTMENT INCOME RATIO (2004)                      1.81%          0.34%          5.59%         0.62%          0.26%          0.20%
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2003)                      1.52%          0.61%          4.43%         0.49%          0.18%          0.05%
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2002)                      1.37%          0.95%          5.13%         0.28%          0.21%          0.10%
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2001)                      1.11%          0.95%          5.86%         0.78%          0.35%          0.70%
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                              MAXIM BOND       MAXIM       MAXIM GROWTH   MAXIM INDEX       MAXIM        MAXIM
                                                INDEX       CONSERVATIVE      INDEX      600 PORTFOLIO   INVESCO ADR     LOOMIS
                                              PORTFOLIO      PROFILE I      PORTFOLIO                     PORTFOLIO   SAYLES BOND
                                                             PORTFOLIO                                                 PORTFOLIO
                                            ---------------------------------------------------------------------------------------

                                            -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                             $        2,044 $        1,143 $        9,169 $       1,511  $       5,012 $       27,078

EXPENSES:
    Mortality and expense risk                       611            480          6,182         5,028          3,905          4,498
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                       1,433            663          2,987        (3,517)         1,107         22,580
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of                 (486)            15        (35,147)        2,334           (881)         3,904
       fund shares
    Realized gain distributions                    1,375                                      13,362
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

    Net realized gain (loss)                         889             15        (35,147)       15,696           (881)         3,904
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                             (1,410)         1,447         64,788        68,235         51,493          6,789
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             $          912 $        2,125 $       32,628 $      80,414  $      51,719 $       33,273
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============


INVESTMENT INCOME RATIO (2004)                     4.18%          2.97%          1.36%         0.38%          1.60%          7.52%
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2003)                     4.34%          3.66%          1.06%         0.21%          1.78%          6.20%
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2002)                     3.58%          2.41%          0.69%         0.23%          1.43%          4.69%
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2001)                                    4.17%          0.32%         0.18%          0.83%          8.60%
                                                           =============  =============  ============   ============  =============
                                                           =============  =============  ============   ============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                               MAXIM MFS        MAXIM          MAXIM          MAXIM       MAXIM MONEY  MAXIM STOCK
                                               SMALL-CAP       MODERATE      MODERATELY     MODERATELY      MARKET        INDEX
                                                 GROWTH       PROFILE I      AGGRESSIVE    CONSERVATIVE    PORTFOLIO    PORTFOLIO
                                               PORTFOLIO      PORTFOLIO      PROFILE I      PROFILE I
                                                                             PORTFOLIO      PORTFOLIO
                                             ---------------------------------------------------------------------------------------

                                             -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                              $              $       12,629 $        4,030 $         922  $      11,187 $       31,624

EXPENSES:
    Mortality and expense risk                      6,123          7,136          2,709           444         13,501         29,166
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                       (6,123)         5,493          1,321           478         (2,314)         2,458
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund          (63,110)         2,426          2,382           603                      (140,029)
       shares
    Realized gain distributions                                                                                             226,671
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

    Net realized gain (loss)                      (63,110)         2,426          2,382           603                        86,642
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                              85,319         46,037         17,984         1,843                       114,903
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              $       16,086 $       53,956 $       21,687 $       2,924  $      (2,314)$      204,003
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============


INVESTMENT INCOME RATIO (2004)                                     2.21%          1.86%         2.59%          0.93%          1.35%
                                                            =============  =============  ============   ============  =============
                                                            =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2003)                                     2.25%          1.68%         3.29%          0.75%          1.25%
                                                            =============  =============  ============   ============  =============
                                                            =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2002)                                     2.18%          1.04%         2.16%          1.39%          0.94%
                                                            =============  =============  ============   ============  =============
                                                            =============  =============  ============   ============  =============

INVESTMENT INCOME RATIO (2001)                                     2.55%          1.86%         2.91%          3.71%          0.68%
                                                            =============  =============  ============   ============  =============
                                                            =============  =============  ============   ============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            MAXIM T. ROWE  MAXIM T. ROWE    MAXIM U.S.    MAXIM VALUE     NEUBERGER    TEMPLETON
                                                PRICE       PRICE MIDCAP    GOVERNMENT       INDEX       BERMAN AMT      FTVIPT
                                            EQUITY/INCOME      GROWTH       SECURITIES     PORTFOLIO      PARTNERS      FOREIGN
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO                     PORTFOLIO    SECURITIES
                                                                                                                        CLASS I
                                                                                                                       PORTFOLIO
                                            ---------------------------------------------------------------------------------------

                                            -------------  -------------  -------------  ------------   ------------  -------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                             $       24,515 $              $       10,711 $       4,514  $          49 $        4,174

EXPENSES:
    Mortality and expense risk                    16,136          5,268          3,324         3,764          2,058          1,794
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                       8,379         (5,268)         7,387           750         (2,009)         2,380
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of                1,163          2,650         (1,085)       (6,063)         1,198            (86)
       fund shares
    Realized gain distributions                   48,368         48,995            352
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

    Net realized gain (loss)                      49,531         51,645           (733)       (6,063)         1,198            (86)
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                            146,923         20,167            585        44,157         73,289         60,418
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             $      204,833 $       66,544 $        7,239 $      38,844  $      72,478 $       62,712
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============


INVESTMENT INCOME RATIO (2004)                     1.55%                         4.03%         1.50%          0.01%          1.16%
                                            =============                 =============  ============   ============  =============
                                            =============                 =============  ============   ============  =============

INVESTMENT INCOME RATIO (2003)                     1.66%                         4.20%         4.24%                         1.69%
                                            =============                 =============  ============                 =============
                                            =============                 =============  ============                 =============

INVESTMENT INCOME RATIO (2002)                     1.40%                         5.66%         1.82%          0.52%          1.77%
                                            =============                 =============  ============   ============  =============
                                            =============                 =============  ============   ============  =============

INVESTMENT INCOME RATIO (2001)                     1.34%                         6.11%         1.21%          0.38%          3.24%
                                            =============                 =============  ============   ============  =============
                                            =============                 =============  ============   ============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL MAXIM
                                                                                                                       SERIES III
                                                                                                                        ACCOUNT
                                                                                                                      -------------
                                                                                                                      -------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                                                                                       $      172,323

EXPENSES:
    Mortality and expense risk                                                                                             132,173
                                                                                                                      -------------
                                                                                                                      -------------

NET INVESTMENT INCOME                                                                                                       40,150
                                                                                                                      -------------
                                                                                                                      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized loss on sale of fund shares                                                                                  (207,494)
    Realized gain distributions                                                                                            391,952
                                                                                                                      -------------
                                                                                                                      -------------

    Net realized gain                                                                                                      184,458
                                                                                                                      -------------
                                                                                                                      -------------

    Change in net unrealized depreciation
       on investments                                                                                                      944,385
                                                                                                                      -------------
                                                                                                                      -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                                                                       $    1,168,993
                                                                                                                      =============
                                                                                                                      =============


The accompanying notes are an integral part of these financial statements.                                              (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                            DREYFUS STOCK INDEX PORTFOLIO FIDELITY VIP CONTRAFUND      JANUS ASPEN SERIES FLEXIBLE
                                                                                 PORTFOLIO                    INCOME PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            ----------------------------  ---------------------------  ----------------------------
                                                2004           2003          2004           2003           2004           2003
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)          $        6,477 $        3,937 $      (1,514) $        (839)$        8,620 $        7,231
    Net realized gain (loss)                       1,388         (5,762)       (1,633)       (34,611)         2,387          4,912
    Change in net realized
    appreciation (depreciation)
       on investments                             40,620         99,774        26,424         62,828         (5,360)        (1,946)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                            48,485         97,949        23,277         27,378          5,647         10,197
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                             25,177         37,589        12,749          5,003          5,894          9,871
    Redemptions                                  (28,638)       (16,080)         (578)        (5,354)       (29,180)       (20,125)
    Transfers, net                                 1,885         11,684        (9,207)       (23,146)        16,222        (28,789)
    Contract maintenance charges                    (248)          (285)         (105)          (118)           (54)          (103)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                      (1,824)        32,908         2,859        (23,615)        (7,118)       (39,146)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net              46,661        130,857        26,136          3,763         (1,471)       (28,949)
       assets

NET ASSETS:
    Beginning of period                          468,481        337,624       167,166        163,403        159,455        188,404
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    End of period                         $      515,142 $      468,481 $     193,302  $     167,166 $      157,984 $      159,455
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                   3,737          6,161         1,354          3,935          1,871          1,346
    Units redeemed                                (3,796)        (2,172)       (1,175)        (7,019)        (2,376)        (4,346)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                          (59)         3,989           179         (3,084)          (505)        (3,000)
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              MAXIM AGGRESSIVE PROFILE I     MAXIM ARIEL MIDCAP VALUE      MAXIM ARIEL SMALL-CAP
                                                       PORTFOLIO                    PORTFOLIO                 VALUE PORTFOLIO
                                             ---------------------------------------------------------------------------------------
                                             ----------------------------  ---------------------------  ----------------------------
                                                 2004           2003          2004           2003           2004           2003
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment loss                    $         (207)$         (303)$      (8,928) $      (7,863)$       (2,483)$       (2,169)
    Net realized gain (loss)                           18         (4,449)       52,080          3,225         21,307            (79)
    Change in net realized
    appreciation (depreciation)
       on investments                               2,093         15,307        51,604        187,189         26,037         39,874
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                              1,904         10,555        94,756        182,551         44,861         37,626
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                               1,754            820         6,741         29,975         23,210         30,955
    Redemptions                                   (31,111)       (11,343)      (45,260)       (39,864)       (22,944)       (25,330)
    Transfers, net                                                               1,892         31,149         14,371        (70,407)
    Contract maintenance charges                      (68)          (103)         (494)          (657)           (68)           (93)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                      (29,425)       (10,626)      (37,121)        20,603         14,569        (64,875)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net              (27,521)           (71)       57,635        203,154         59,430        (27,249)
       assets

NET ASSETS:
    Beginning of period                            42,033         42,104       892,590        689,436        217,972        245,221
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    End of period                          $       14,512 $       42,033 $     950,225  $     892,590 $      277,402 $      217,972
                                             =============  =============  ============   ============  =============  =============
                                             =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                      138             79           649          2,492          1,825          1,571
    Units redeemed                                 (2,540)        (1,078)       (1,770)        (2,168)        (1,408)        (4,887)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                        (2,402)          (999)       (1,121)           324            417         (3,316)
                                             =============  =============  ============   ============  =============  =============
                                             =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                           MAXIM BOND INDEX PORTFOLIO     MAXIM BOND   MAXIM CONSERVATIVE PROFILE
                                                                                           PORTFOLIO           I PORTFOLIO
                                                           ---------------------------   ------------------------------------------
                                                           ---------------------------   ------------  ----------------------------
                                                               2004          2003           2003           2004           2003
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
Maxim Series III Account:                                                                    (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                $        1,433 $       1,612  $       7,791 $          663 $          492
    Net realized gain                                               889           783          2,523             15          1,317
    Change in net realized appreciation (depreciation)
       on investments                                            (1,410)       (1,882)        (7,426)         1,447            717
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                              912           513          2,888          2,125          2,526
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                             5,001        31,497                                        2,001
    Redemptions                                                  (8,128)       (3,099)       (10,976)
    Transfers, net                                                  608       (16,635)      (335,607)                       10,399
    Contract maintenance charges                                    (13)          (92)          (109)                          (12)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                     (2,532)       11,671       (346,692)             0         12,388
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets                      (1,620)       12,184       (343,804)         2,125         14,914

NET ASSETS:
    Beginning of period                                          50,380        38,196        343,804         37,979         23,065
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    End of period                                        $       48,760 $      50,380  $           0 $       40,104 $       37,979
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                    524         5,691            481                         3,267
    Units redeemed                                                 (760)       (4,638)       (23,141)                       (2,266)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                        (236)        1,053        (22,660)             0          1,001
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                              MAXIM
                                                             FOUNDERS
                                                             GROWTH &
                                                              INCOME
                                                            PORTFOLIO    MAXIM GROWTH INDEX PORTFOLIO MAXIM INDEX 600 PORTFOLIO
                                                          -----------------------------------------------------------------------
                                                          -------------  ---------------------------  ---------------------------
                                                              2003          2004           2003          2004           2003
                                                          -------------  ------------  -------------  ------------  -------------

                                                          -------------  ------------  -------------  ------------  -------------
Maxim Series III Account:                                     (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                        $         (197)$       2,987 $          675 $      (3,517)$       (2,729)
    Net realized gain (loss)                                    (3,627)      (35,147)      (149,302)       15,696         (9,784)
    Change in net realized appreciation
    (depreciation)
       on investments                                            7,411        64,788        265,430        68,235         96,077
                                                          -------------  ------------  -------------  ------------  -------------
                                                          -------------  ------------  -------------  ------------  -------------

    Increase in net assets resulting
       from operations                                           3,587        32,628        116,803        80,414         83,564
                                                          -------------  ------------  -------------  ------------  -------------
                                                          -------------  ------------  -------------  ------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                         12,230         45,722        52,158         50,271
    Redemptions                                                 (1,039)      (46,292)       (36,570)      (12,696)        (5,513)
    Transfers, net                                             (17,870)        8,056        (67,159)        4,472          7,858
    Contract maintenance charges                                                (464)          (549)         (225)          (259)
                                                          -------------  ------------  -------------  ------------  -------------
                                                          -------------  ------------  -------------  ------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                   (18,909)      (26,470)       (58,556)       43,709         52,357
                                                          -------------  ------------  -------------  ------------  -------------
                                                          -------------  ------------  -------------  ------------  -------------

    Total increase (decrease) in net assets                    (15,322)        6,158         58,247       124,123        135,921

NET ASSETS:
    Beginning of period                                         15,322       680,685        622,438       371,832        235,911
                                                          -------------  ------------  -------------  ------------  -------------
                                                          -------------  ------------  -------------  ------------  -------------

    End of period                                       $            0 $     686,843 $      680,685 $     495,955 $      371,832
                                                          =============  ============  =============  ============  =============
                                                          =============  ============  =============  ============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                               3,900          8,283         2,678          3,637
    Units redeemed                                              (2,412)       (6,911)       (16,890)         (925)        (1,471)
                                                          -------------  ------------  -------------  ------------  -------------
                                                          -------------  ------------  -------------  ------------  -------------

    Net increase (decrease)                                     (2,412)       (3,011)        (8,607)        1,753          2,166
                                                          =============  ============  =============  ============  =============
                                                          =============  ============  =============  ============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                            (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               MAXIM INVESCO ADR             MAXIM      MAXIM LOOMIS SAYLES BOND
                                                                   PORTFOLIO                INVESCO             PORTFOLIO
                                                                                           BALANCED
                                                                                           PORTFOLIO
                                                           ---------------------------   ------------------------------------------
                                                           ---------------------------   ------------  ----------------------------
                                                               2004          2003           2003           2004           2003
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
Maxim Series III Account:                                                                    (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                $        1,107 $       1,256  $       2,393 $       22,580 $       14,805
    Net realized gain (loss)                                       (881)       (5,027)      (460,347)         3,904            180
    Change in net realized appreciation (depreciation)
       on investments                                            51,493        71,706        617,323          6,789         57,673
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                           51,719        67,935        159,369         33,273         72,658
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                             2,732        35,506         17,347          6,404         80,141
    Redemptions                                                 (59,646)      (12,217)       (62,982)        (6,312)       (66,388)
    Transfers, net                                               27,107        22,439     (1,343,833)        24,074        (29,868)
    Contract maintenance charges                                   (185)         (195)          (747)           (94)          (111)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                    (29,992)       45,533     (1,390,215)        24,072        (16,226)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets                      21,727       113,468     (1,230,846)        57,345         56,432

NET ASSETS:
    Beginning of period                                         323,114       209,646      1,230,846        320,397        263,965
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    End of period                                        $      344,841 $     323,114  $           0 $      377,742 $      320,397
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                  1,724         4,416          8,010          2,309          6,244
    Units redeemed                                               (3,673)       (1,221)      (127,507)        (1,245)        (7,068)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                      (1,949)        3,195       (119,497)         1,064           (824)
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                            MAXIM MFS SMALL-CAP GROWTH     MAXIM MODERATE PROFILE I        MAXIM MODERATELY
                                                     PORTFOLIO                    PORTFOLIO              AGGRESSIVE PROFILE I
                                                                                                               PORTFOLIO
                                           ---------------------------------------------------------------------------------------
                                           ----------------------------  ---------------------------  ----------------------------
                                               2004           2003          2004           2003           2004           2003
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)         $       (6,123)$       (6,124)$       5,493  $       3,446 $        1,321 $          710
    Net realized gain (loss)                    (63,110)       (68,047)        2,426         (2,152)         2,382           (274)
    Change in net realized appreciation
    (depreciation)
       on investments                            85,319        199,074        46,037         61,727         17,984         34,493
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                           16,086        124,903        53,956         63,021         21,687         34,929
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                            12,238          2,050         1,250         26,736                        10,000
    Redemptions                                 (97,406)       (23,047)      (19,172)       (11,808)       (41,981)
    Transfers, net                               (5,500)        (9,573)      (21,565)       224,834          5,891         26,091
    Contract maintenance charges                   (384)          (457)         (195)          (185)          (163)          (112)
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                    (91,052)       (31,027)      (39,682)       239,577        (36,253)        35,979
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net            (74,966)        93,876        14,274        302,598        (14,566)        70,908
       assets

NET ASSETS:
    Beginning of period                         553,707        459,831       562,167        259,569        214,801        143,893
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------

    End of period                        $      478,741 $      553,707 $     576,441  $     562,167 $      200,235 $      214,801
                                           =============  =============  ============   ============  =============  =============
                                           =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                    847          1,279           533         21,101          1,640          3,061
    Units redeemed                               (5,009)        (3,049)       (3,528)        (1,041)        (4,481)           (10)
                                           -------------  -------------  ------------   ------------  -------------  -------------
                                           -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                      (4,162)        (1,770)       (2,995)        20,060         (2,841)         3,051
                                           =============  =============  ============   ============  =============  =============
                                           =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIM MODERATELY
                                              CONSERVATIVE PROFILE I
                                                     PORTFOLIO          MAXIM MONEY MARKET PORTFOLIO  MAXIM STOCK INDEX PORTFOLIO
                                           ---------------------------------------------------------------------------------------
                                           ----------------------------  ---------------------------  ----------------------------
                                               2004           2003          2004           2003           2004           2003
                                           -------------  -------------  ------------   ------------  -------------  -------------


Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)             $       478 $          473 $      (2,314) $      (5,121)$        2,458 $          (79)
    Net realized gain (loss)                         603            (54)                                     86,642        (41,259)
    Change in net realized appreciation
    (depreciation)
       on investments                              1,843          3,061                                     114,903        538,868
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
       resulting from operations                   2,924          3,480        (2,314)        (5,121)       204,003        497,530
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                              2,500         16,249        28,765         30,074          1,102         58,403
    Redemptions                                     (382)          (334)     (177,553)      (429,637)      (362,050)      (179,724)
    Transfers, net                                (1,247)         5,742      (193,551)       328,748         29,557        103,467
    Contract maintenance charges                     (35)           (35)         (594)          (312)        (1,059)        (1,238)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                         836         21,622      (342,933)       (71,127)      (332,450)       (19,092)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets        3,760         25,102      (345,247)       (76,248)      (128,447)       478,438

NET ASSETS:
    Beginning of period                           34,260          9,158     1,484,199      1,560,447      2,471,717      1,993,279
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    End of period                            $    38,020 $       34,260 $   1,138,952  $   1,484,199 $    2,343,270 $    2,471,717
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                     618          2,011         3,445         73,090          1,273         13,771
    Units redeemed                                  (548)           (36)      (30,900)       (77,884)       (15,261)       (16,157)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                           70          1,975       (27,455)        (4,794)       (13,988)        (2,386)
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  MAXIM T. ROWE PRICE       MAXIM T. ROWE PRICE MIDCAP     MAXIM U.S. GOVERNMENT
                                                EQUITY/INCOME PORTFOLIO          GROWTH PORTFOLIO          SECURITIES PORTFOLIO
                                             ---------------------------------------------------------------------------------------
                                             ----------------------------  ---------------------------  ----------------------------
                                                 2004           2003          2004           2003           2004           2003
                                             -------------  -------------  ------------   ------------  -------------  -------------

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)             $      8,379 $        8,331 $      (5,268) $      (3,847)$        7,387 $        9,884
    Net realized gain (loss)                       49,531        (48,485)       51,645        (13,667)          (733)         3,835
    Change in net realized appreciation
    (depreciation)
       on investments                             146,923        353,045        20,167        107,676            585         (9,019)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                            204,833        312,891        66,544         90,162          7,239          4,700
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                              36,405         37,435        14,783         16,523                        41,020
    Redemptions                                  (207,137)      (301,190)      (16,253)       (14,320)       (42,098)       (65,087)
    Transfers, net                                 15,380        380,301        20,788         (2,668)       (18,250)       (12,409)
    Contract maintenance charges                     (695)          (785)         (177)          (174)          (137)          (164)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                     (156,047)       115,761        19,141           (639)       (60,485)       (36,640)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets        48,786        428,652        85,685         89,523        (53,246)       (31,940)

NET ASSETS:
    Beginning of period                         1,626,313      1,197,661       384,121        294,598        313,464        345,404
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    End of period                            $  1,675,099 $    1,626,313 $     469,806  $     384,121 $      260,218 $      313,464
                                             =============  =============  ============   ============  =============  =============
                                             =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                    3,468         28,352         2,364          6,381          2,785          7,942
    Units redeemed                                 (9,045)       (20,459)       (1,237)        (7,397)        (6,463)       (10,181)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                        (5,577)         7,893         1,127         (1,016)        (3,678)        (2,239)
                                             =============  =============  ============   ============  =============  =============
                                             =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                            MAXIM VALUE INDEX PORTFOLIO       NEUBERGER BERMAN AMT      TEMPLETON FTVIPT FOREIGN
                                                                               PARTNERS PORTFOLIO          SECURITIES CLASS I
                                                                                                                PORTFOLIO
                                            ----------------------------  ---------------------------------------------------------
                                            ----------------------------  ---------------------------  ----------------------------
                                                2004           2003          2004           2003           2004           2003
                                            -------------  -------------  ------------   ------------  -------------  -------------

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)             $       750 $        3,679 $      (2,009) $      (1,348)$        2,380 $        2,554
    Net realized gain (loss)                      (6,063)        (5,790)        1,198        (28,576)           (86)       (29,700)
    Change in net realized appreciation
   (depreciation)
       on investments                             44,157         37,715        73,289        110,894         60,418         90,415
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                            38,844         35,604        72,478         80,970         62,712         63,269
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                              2,156         58,099        19,060         23,643         15,979         25,363
    Redemptions                                  (17,448)       (11,906)       (3,769)       (60,517)       (36,895)       (22,006)
    Transfers, net                                33,177         96,747         3,268         72,863         15,439         66,469
    Contract maintenance charges                     (21)           (28)         (246)          (242)          (161)          (167)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                      17,864        142,912        18,313         35,747         (5,638)        69,659
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Total increase in net assets                  56,708        178,516        90,791        116,717         57,074        132,928

NET ASSETS:
    Beginning of period                          274,464         95,948       376,308        259,591        323,691        190,763
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    End of period                            $   331,172 $      274,464 $     467,099  $     376,308 $      380,765 $      323,691
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                   3,277         14,143         2,339         10,044          2,962          9,590
    Units redeemed                                (1,803)        (1,088)         (605)        (7,443)        (3,127)        (2,876)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                        1,474         13,055         1,734          2,601           (165)         6,714
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      TOTAL MAXIM SERIES III ACCOUNT
                                                                                                      -----------------------------
                                                                                                      -----------------------------
                                                                                                         2004            2003
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                                                           $      40,150  $        38,650
    Net realized gain (loss)                                                                              184,458         (894,217)
    Change in net realized depreciation
       on investments                                                                                     944,385        3,038,004
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Increase in net assets resulting
       from operations                                                                                  1,168,993        2,182,437
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                     288,288          722,293
    Redemptions                                                                                        (1,312,929)      (1,436,456)
    Transfers, net                                                                                        (27,133)        (569,173)
    Contract maintenance charges                                                                           (5,885)          (7,332)
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Decrease in net assets resulting from
       contract transactions                                                                           (1,057,659)      (1,290,668)
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Total increase in net assets                                                                          111,334          891,769

NET ASSETS:
    Beginning of period                                                                                12,351,296       11,459,527
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    End of period                                                                                   $  12,462,630  $    12,351,296
                                                                                                      ============   ==============
                                                                                                      ============   ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                           46,260          246,378
    Units redeemed                                                                                       (108,586)        (355,905)
                                                                                                      ------------   --------------
                                                                                                      ------------   --------------

    Net decrease                                                                                          (62,326)        (109,527)
                                                                                                      ============   ==============
                                                                                                      ============   ==============


The accompanying notes are an integral part of these financial statements.                                              (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                       At December 31                          For the year ended December 31
                                           -------------------------------------------    -----------------------------------------
                                           -------------------------------------------    -----------------------------------------
                                            Units    Unit Fair Value          Net Assets  Expense Ratio        Total Return
                                            (000s)   lowest to highest        (000s)      lowest to highest    lowest to highest
                                           --------  -------------------     ---------    ------------------   --------------------
                                           --------  -------------------     ---------    ------------------   --------------------
Maxim Series III Account:

DREYFUS STOCK INDEX PORTFOLIO
   2004                                          50   $ 10.28 to $ 10.28    $      515     0.50 % to  0.50 %    10.09 % to  10.09 %
   2003                                          50   $  9.34 to $  9.34    $      468     0.50 % to  0.50 %    27.73 % to  27.73 %
   2002                                          46   $  7.31 to $  7.31    $      338     0.50 % to  0.50 %    (22.73% to (22.73)%
   2001                                          43   $  9.46 to $  9.46    $      405     0.50 % to  0.50 %    (12.65% to (12.65)%
   2000                                          30   $ 10.83 to $ 10.83    $      328     0.50 % to  0.50 %    (9.75)% to  (9.75)%
FIDELITY VIP CONTRAFUND PORTFOLIO
   2004                                          13   $ 14.85 to $ 14.85    $      193     1.25 % to  1.25 %    14.05 % to  14.05 %
   2003                                          13   $ 13.02 to $ 13.02    $      167     1.25 % to  1.25 %    26.88 % to  26.88 %
   2002                                          16   $ 10.26 to $ 10.26    $      163     1.25 % to  1.25 %    (10.47% to (10.47)%
   2001                                          26   $ 11.46 to $ 11.46    $      297     1.25 % to  1.25 %    (13.38% to (13.38)%
   2000                                          33   $ 13.23 to $ 13.23    $      438     1.25 % to  1.25 %    (7.80)% to  (7.80)%
JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO
   2004                                          11   $ 13.79 to $ 13.79    $      158     0.50 % to  0.50 %     3.45 % to   3.45 %
   2003                                          12   $ 13.33 to $ 13.33    $      159     0.50 % to  0.50 %     5.86 % to   5.86 %
   2002                                          15   $ 12.60 to $ 12.60    $      188     0.50 % to  0.50 %     9.95 % to   9.95 %
   2001                                          10   $ 11.46 to $ 11.46    $      114     0.50 % to  0.50 %     7.20 % to   7.20 %
   2000                                           9   $ 10.69 to $ 10.69    $       97     0.50 % to  0.50 %     5.74 % to   5.74 %
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
   2004                                           1   $ 14.16 to $ 14.16    $       15     1.25 % to  1.25 %    15.45 % to  15.45 %
   2003                                           3   $ 12.27 to $ 12.27    $       42     1.25 % to  1.25 %    28.96 % to  28.96 %
   2002                                           4   $  9.51 to $  9.51    $       42     1.25 % to  1.25 %    (18.65% to (18.65)%
   2001                                           6   $ 11.69 to $ 11.69    $       72     1.25 % to  1.25 %    (6.93)% to  (6.93)%
   2000                                           6   $ 12.56 to $ 12.56    $       81     1.25 % to  1.25 %    (7.99)% to  (7.99)%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
   2004                                          27   $ 35.24 to $ 35.24    $      950     1.25 % to  1.25 %    10.89 % to  10.89 %
   2003                                          28   $ 31.78 to $ 31.78    $      893     1.25 % to  1.25 %    27.97 % to  27.97 %
   2002                                          28   $ 24.83 to $ 24.83    $      689     1.25 % to  1.25 %    (11.89% to (11.89)%
   2001                                          30   $ 28.18 to $ 28.18    $      848     1.25 % to  1.25 %    16.69 % to  16.69 %
   2000                                          29   $ 24.15 to $ 24.15    $      709     1.25 % to  1.25 %    17.23 % to  17.23 %
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
   2004                                           8   $ 34.57 to $ 34.57    $      277     1.25 % to  1.25 %    20.65 % to  20.65 %
   2003                                           8   $ 28.65 to $ 28.65    $      218     1.25 % to  1.25 %    27.64 % to  27.64 %
   2002                                          11   $ 22.45 to $ 22.45    $      245     1.25 % to  1.25 %    (7.42)% to  (7.42)%
   2001                                           7   $ 24.25 to $ 24.25    $      158     1.25 % to  1.25 %    14.17 % to  14.17 %
   2000                                           3   $ 21.24 to $ 21.24    $       61     1.25 % to  1.25 %    25.09 % to  25.09 %

                                                                                                                        (Continued)
MAXIM BOND INDEX PORTFOLIO
   2004                                           4   $ 11.15 to $ 11.15    $       49     1.25 % to  1.25 %     2.00 % to   2.00 %
   2003                                           5   $ 10.93 to $ 10.93    $       50     1.25 % to  1.25 %     1.79 % to   1.79 %
   2002                                           4   $ 10.74 to $ 10.74    $       38     1.25 % to  1.25 %     7.40 % to   7.40 %
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
   2004                                           3   $ 13.31 to $ 13.31    $       40     1.25 % to  1.25 %     5.60 % to   5.60 %
   2003                                           3   $ 12.61 to $ 12.61    $       38     1.25 % to  1.25 %     9.96 % to   9.96 %
   2002                                           2   $ 11.47 to $ 11.47    $       23     1.25 % to  1.25 %    (1.88)% to  (1.88)%
   2001                                           8   $ 11.69 to $ 11.69    $       94     1.25 % to  1.25 %     1.56 % to   1.56 %
   2000                                          11   $ 11.51 to $ 11.51    $      124     1.25 % to  1.25 %     4.54 % to   4.54 %
MAXIM GROWTH INDEX PORTFOLIO
   2004                                          71   $  8.34 to $ 10.96    $      687     0.50 % to  1.25 %     4.64 % to   5.43 %
   2003                                          74   $  7.91 to $ 10.48    $      681     0.50 % to  1.25 %    23.31 % to  24.24 %
   2002                                          83   $  6.37 to $  8.50    $      622     0.50 % to  1.25 %    (24.98% to (24.44)%
   2001                                          98   $  8.43 to $ 11.33    $      994     0.50 % to  1.25 %    (14.23% to (13.54)%
   2000                                          10   $  9.75 to $ 13.21    $    1,299     0.50 % to  1.25 %    (23.33% to (22.74)%
MAXIM INDEX 600 PORTFOLIO
   2004                                          18   $ 27.79 to $ 27.79    $      496     1.25 % to  1.25 %    20.27 % to  20.27 %
   2003                                          16   $ 23.11 to $ 23.11    $      372     1.25 % to  1.25 %    36.41 % to  36.41 %
   2002                                          14   $ 16.94 to $ 16.94    $      236     1.25 % to  1.25 %    (16.30% to (16.30)%
   2001                                          17   $ 20.24 to $ 20.24    $      348     1.25 % to  1.25 %     4.49 % to   4.49 %
   2000                                          19   $ 19.37 to $ 19.37    $      362     1.25 % to  1.25 %     8.88 % to   8.88 %
MAXIM INVESCO ADR PORTFOLIO
   2004                                          18   $ 18.95 to $ 18.95    $      345     1.25 % to  1.25 %    18.15 % to  18.15 %
   2003                                          20   $ 16.04 to $ 16.04    $      323     1.25 % to  1.25 %    29.68 % to  29.68 %
   2002                                          17   $ 12.37 to $ 12.37    $      210     1.25 % to  1.25 %    (14.22% to (14.22)%
   2001                                          21   $ 14.42 to $ 14.42    $      302     1.25 % to  1.25 %    (17.60% to (17.60)%
   2000                                          23   $ 17.50 to $ 17.50    $      405     1.25 % to  1.25 %    (11.26% to (11.26)%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
   2004                                          15   $ 24.97 to $ 24.97    $      378     1.25 % to  1.25 %     9.60 % to   9.60 %
   2003                                          14   $ 22.78 to $ 22.78    $      320     1.25 % to  1.25 %    28.49 % to  28.49 %
   2002                                          15   $ 17.73 to $ 17.73    $      264     1.25 % to  1.25 %     9.72 % to   9.72 %
   2001                                          53   $ 16.16 to $ 16.16    $      849     1.25 % to  1.25 %     1.25 % to   1.25 %
   2000                                          57   $ 15.96 to $ 15.96    $      909     1.25 % to  1.25 %     3.30 % to   3.30 %

                                                                                                                         (Continued)
MAXIM MFS SMALL-CAP GROWTH PORTFOLIO
   2004                                          20   $ 24.24 to $ 24.24    $      479     1.25 % to  1.25 %     4.68 % to   4.68 %
   2003                                          24   $ 23.15 to $ 23.15    $      554     1.25 % to  1.25 %    29.33 % to  29.33 %
   2002                                          26   $ 17.90 to $ 17.90    $      460     1.25 % to  1.25 %    (31.84% to (31.84)%
   2001                                          38   $ 26.26 to $ 26.26    $    1,008     1.25 % to  1.25 %    (23.82% to (23.82)%
   2000                                          47   $ 34.47 to $ 34.47    $    1,616     1.25 % to  1.25 %    (13.48% to (13.48)%
MAXIM MODERATE PROFILE I PORTFOLIO
   2004                                          41   $ 13.93 to $ 13.93    $      576     1.25 % to  1.25 %     9.96 % to   9.96 %
   2003                                          44   $ 12.66 to $ 12.66    $      562     1.25 % to  1.25 %    18.70 % to  18.70 %
   2002                                          24   $ 10.67 to $ 10.67    $      260     1.25 % to  1.25 %    (9.65)% to  (9.65)%
   2001                                          25   $ 11.81 to $ 11.81    $      291     1.25 % to  1.25 %    (3.98)% to  (3.98)%
   2000                                          24   $ 12.30 to $ 12.30    $      294     1.25 % to  1.25 %    (2.61)% to  (2.61)%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
   2004                                          14   $ 14.18 to $ 14.18    $      200     1.25 % to  1.25 %    11.97 % to  11.97 %
   2003                                          17   $ 12.66 to $ 12.66    $      215     1.25 % to  1.25 %    22.43 % to  22.43 %
   2002                                          14   $ 10.34 to $ 10.34    $      144     1.25 % to  1.25 %    (13.18% to (13.18)%
   2001                                          37   $ 11.91 to $ 11.91    $      445     1.25 % to  1.25 %    (5.78)% to  (5.78)%
   2000                                          30   $ 12.64 to $ 12.64    $      382     1.25 % to  1.25 %    (5.53)% to  (5.53)%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
   2004                                           3   $ 13.01 to $ 13.01    $       38     1.25 % to  1.25 %     8.29 % to   8.29 %
   2003                                           3   $ 12.01 to $ 12.01    $       34     1.25 % to  1.25 %    15.06 % to  15.06 %
   2002                                           1   $ 10.44 to $ 10.44    $        9     1.25 % to  1.25 %    (6.54)% to  (6.54)%
   2001                                           4   $ 11.17 to $ 11.17    $       47     1.25 % to  1.25 %    (1.50)% to  (1.50)%
   2000                                           6   $ 11.34 to $ 11.34    $       65     1.25 % to  1.25 %    (1.73)% to  (1.73)%
MAXIM MONEY MARKET PORTFOLIO
   2004                                          92   $ 11.54 to $ 12.57    $    1,139     0.50 % to  1.25 %    (0.31)% to   0.44 %
   2003                                          20   $ 11.49 to $ 12.61    $    1,484     0.50 % to  1.25 %    (0.52)% to   0.22 %
   2002                                          24   $ 11.46 to $ 12.68    $    1,560     0.50 % to  1.25 %     0.16 % to   0.88 %
   2001                                          25   $ 11.36 to $ 12.66    $    1,569     0.50 % to  1.25 %     2.43 % to   3.27 %
   2000                                          08   $ 11.00 to $ 12.36    $    1,309     0.50 % to  1.25 %     4.75 % to   5.47 %
MAXIM STOCK INDEX PORTFOLIO
   2004                                          91   $ 25.74 to $ 25.74    $    2,343     1.25 % to  1.25 %     9.37 % to   9.37 %
   2003                                          05   $ 23.53 to $ 23.53    $    2,472     1.25 % to  1.25 %    26.82 % to  26.82 %
   2002                                          07   $ 18.56 to $ 18.56    $    1,993     1.25 % to  1.25 %    (22.89% to (22.89)%
   2001                                          38   $ 24.07 to $ 24.07    $    3,317     1.25 % to  1.25 %    (12.79% to (12.79)%
   2000                                          57   $ 27.60 to $ 27.60    $    4,324     1.25 % to  1.25 %    (9.06)% to  (9.06)%

                                                                                                                        (Continued)
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
   2004                                          76   $ 14.47 to $ 28.85    $    1,675     0.50 % to  1.25 %    13.60 % to  14.46 %
   2003                                          82   $ 12.64 to $ 25.39    $    1,626     0.50 % to  1.25 %    24.20 % to  25.14 %
   2002                                          74   $ 10.10 to $ 20.45    $    1,198     0.50 % to  1.25 %    (14.22% to (13.60)%
   2001                                          88   $ 11.69 to $ 23.84    $    1,522     0.50 % to  1.25 %     0.38 % to   1.12 %
   2000                                          81   $ 11.56 to $ 23.75    $    1,609     0.50 % to  1.25 %    11.50 % to  12.34 %
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
   2004                                          24   $ 19.35 to $ 19.35    $      470     1.25 % to  1.25 %    16.63 % to  16.63 %
   2003                                          23   $ 16.59 to $ 16.59    $      384     1.25 % to  1.25 %    36.11 % to  36.11 %
   2002                                          24   $ 12.19 to $ 12.19    $      295     1.25 % to  1.25 %    (22.95% to (22.95)%
   2001                                          37   $ 15.82 to $ 15.82    $      580     1.25 % to  1.25 %    (2.41)% to  (2.41)%
   2000                                          40   $ 16.21 to $ 16.21    $      641     1.25 % to  1.25 %     6.02 % to   6.02 %
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
   2004                                          16   $ 16.70 to $ 16.70    $      260     1.25 % to  1.25 %     2.61 % to   2.61 %
   2003                                          19   $ 16.27 to $ 16.27    $      313     1.25 % to  1.25 %     1.30 % to   1.30 %
   2002                                          22   $ 16.06 to $ 16.06    $      345     1.25 % to  1.25 %     8.44 % to   8.44 %
   2001                                          14   $ 14.81 to $ 14.81    $      210     1.25 % to  1.25 %     5.71 % to   5.71 %
   2000                                          10   $ 14.01 to $ 14.01    $      143     1.25 % to  1.25 %     9.20 % to   9.20 %
MAXIM VALUE INDEX PORTFOLIO
   2004                                          25   $ 13.13 to $ 13.13    $      331     1.25 % to  1.25 %    13.61 % to  13.61 %
   2003                                          24   $ 11.56 to $ 11.56    $      274     1.25 % to  1.25 %    28.81 % to  28.81 %
   2002                                          11   $  8.97 to $  8.97    $       96     1.25 % to  1.25 %    (22.47% to (22.47)%
   2001                                          12   $ 11.57 to $ 11.57    $      142     1.25 % to  1.25 %    (13.46% to (13.46)%
   2000                                          12   $ 13.37 to $ 13.37    $      167     1.25 % to  1.25 %     4.05 % to   4.05 %
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
   2004                                          37   $ 12.46 to $ 12.46    $      467     0.50 % to  0.50 %    18.38 % to  18.38 %
   2003                                          36   $ 10.52 to $ 10.52    $      376     0.50 % to  0.50 %    34.42 % to  34.42 %
   2002                                          33   $  7.83 to $  7.83    $      260     0.50 % to  0.50 %    (24.49% to (24.49)%
   2001                                          31   $ 10.37 to $ 10.37    $      319     0.50 % to  0.50 %    (3.36)% to  (3.36)%
   2000                                          27   $ 10.73 to $ 10.73    $      290     0.50 % to  0.50 %     0.47 % to   0.47 %
TEMPLETON FTVIPT FOREIGN SECURITIES CLASS I PORTFOLIO
   2004                                          30   $ 12.70 to $ 12.70    $      381     0.50 % to  0.50 %    18.28 % to  18.28 %
   2003                                          30   $ 10.74 to $ 10.74    $      324     0.50 % to  0.50 %    31.89 % to  31.89 %
   2002                                          23   $  8.14 to $  8.14    $      191     0.50 % to  0.50 %    (18.84% to (18.84)%
   2001                                          21   $ 10.03 to $ 10.03    $      207     0.50 % to  0.50 %    (16.14% to (16.14)%
   2000                                          20   $ 11.96 to $ 11.96    $      239     0.50 % to  0.50 %    (2.69)% to  (2.69)%

                                                                                                                        (Concluded)




MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

1. ORGANIZATION
        The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

        As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim Series I) were and will remain subject to the previous charges while the contracts purchased after September 24, 1984 (Maxim Series II) are charged with the new amounts (see Note 4). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

       As of September 19, 1994 the Company began offering a new contract in the Series Account (Maxim Series III MVP contracts). The administrative charges for these contracts differ from the administrative charges for the contracts in the Maxim Series I and Maxim Series II (see Note 4) and are therefore accounted for separately. On September 1, 1998, the Company began offering an additional contract within Maxim Series III, the AICPA contracts. The administrative charges for these contracts is different from the charges for the MVP contracts within Maxim Series III (see Note
       4).

        Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.     SIGNIFICANT ACCOUNTING POLICIES Use of Estimates
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Series Account.

        Security Transactions

        Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

        Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

        Contracts in the Payout Phase

        Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

        Federal Income Taxes

       The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

       Net Transfers

       Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

       Investment Income Ratio

       The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3. PURCHASES AND SALES OF INVESTMENTS


       The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:
                                                                             Purchases                Sales
                                                                         ------------------     -------------------
       Maxim Series I Account:
       Maxim Money Market Portfolio                                  $               7,556                     239
       Maxim Stock Index Portfolio                                                   1,572                     186
                                                                         ------------------     -------------------
                                                                         ------------------     -------------------

       Total                                                         $               9,128  $                  425
                                                                         ==================     ===================
                                                                         ==================     ===================


                                                                             Purchases                Sales
                                                                         ------------------     -------------------
                                                                         ------------------     -------------------
       Maxim Series II Account:
       Maxim Money Market Portfolio                                  $              25,825                 714,077
       Maxim Stock Index Portfolio                                               1,372,373               2,012,054
       Maxim U.S. Government Securities Portfolio                                  264,699                 632,853
                                                                         ------------------     -------------------
                                                                         ------------------     -------------------

       Total                                                         $          1,662,897   $            3,358,984
                                                                         ==================     ===================






                                                                             Purchases                Sales
                                                                         ------------------     -------------------
                                                                         ------------------     -------------------
       Maxim Series III Account:
       Dreyfus Stock Index Portfolio                                 $              46,257  $               39,840
       Fidelity VIP Contrafund Portfolio                                            19,123                  17,771
       Janus Aspen Series Flexible Income Portfolio                                 36,228                  33,401
       Maxim Aggressive Profile I Portfolio                                          1,955                  31,594
       Maxim Ariel MidCap Value Portfolio                                           60,289                  69,039
       Maxim Ariel Small-Cap Value Portfolio                                        70,446                  44,119
       Maxim Bond Index Portfolio                                                    9,027                   8,752
       Maxim Conservative Profile I Portfolio                                        1,144                     480
       Maxim Growth Index Portfolio                                                 46,311                  70,240
       Maxim Index 600 Portfolio                                                    81,128                  27,541
       Maxim INVESCO ADR Portfolio                                                  34,852                  63,732
       Maxim Loomis Sayles Bond Portfolio                                           80,214                  33,545
       Maxim MFS Small-Cap Growth Portfolio                                         19,673                 116,867
       Maxim Moderate Profile I Portfolio                                           19,246                  53,431
       Maxim Moderately Aggressive Profile I Portfolio                              25,156                  60,091
       Maxim Moderately Conservative Profile I Portfolio                             8,422                   7,107
       Maxim Money Market Portfolio                                                 53,242                 398,584
       Maxim Stock Index Portfolio                                                 288,327                 392,179
       Maxim T. Rowe Price Equity/Income Portfolio                                 136,686                 236,593
       Maxim T. Rowe Price MidCap Growth Portfolio                                  90,426                  28,254
       Maxim U.S. Government Securities Portfolio                                   56,674                 109,434
       Maxim Value Index Portfolio                                                  43,624                  24,994
       Neuberger & Berman AMT Partners Portfolio                                    25,620                   9,306
       Templeton FTVIPT Foreign Securities Class I Portfolio                        37,157                  40,409
                                                                         ------------------     -------------------
                                                                         ------------------     -------------------

       Total                                                         $           1,291,227  $           1,917,303
                                                                         ==================     ===================


4. EXPENSES AND RELATED PARTY TRANSACTIONS

       Below is a description of the types of charges assessed by the separate account. The chart that follows the descriptions indicates the fees for each product.

       Contract Maintenance Charge (or Certificate Maintenance Charge, as applicable)

       On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

       Charges Incurred for Total or Partial Surrenders

       Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

       Deductions for Assumption of Mortality and Expense Risks

       The Company deducts an amount, computed daily, from the net asset value of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change.

       Deductions for Premium Taxes

       The Company currently will pay any applicable premium tax or other tax, levied by the government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

       Fee Table

                                                                                                    Maxim III
                                                         Maxim I          Maxim II          MVP             AICPA
       Contract/Certificate Maintenance Charge         $        30      $         35     $        27      $      30*
       -----------------------------------------------    ---------        ----------       ---------        ----------
                                                          ---------        ----------       ---------        ----------
       Transfers                                       $         0      $          0     $         0      $       24**
       -----------------------------------------------    ---------        ----------       ---------        ----------
                                                          ---------        ----------       ---------        ----------
       Mortality & Expense Risks                             1.25%             1.40%           1.25%               .5%
       -----------------------------------------------    ---------        ----------       ---------        ----------

       * Fee is waived if account balance is greater than $25,000 on the contract anniversary date. ** Fee is assessed per transfer if there are more than 24 transfers per calendar year.

        Related Party Transactions

       GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC ("MCM")) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5. ACCUMULATION UNIT VALUES

        A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2004 is included on the following pages.

        The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

        The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized. As the total return for the five years ended December 31, 2004 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                                     PART C
                                OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

           (a)    Financial Statements


        The consolidated balance sheets of GWL&A as of December 31, 2003 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the financial statements of the Series Account as of December 31, 2004 for the years ended December 31, 2003 and 2004, are included in Part B.


           (b)    Exhibits

(1) Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

(2)     Not Applicable


(3)    Underwriting Agreement between GWL&A and GWFS Equities,
       Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant's Pre-
       Effective Amendment No. 1 (File No. 333-44839) filed
       August 14, 1998.

(4) Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective
        Amendment No. 2 (File No. 2-73879) on its Form
        S-6 filed March 10, 1982. Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on
        Form N-4 (File No. 33-82610) filed April 27,
        2001.

(5) Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's
        Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed March 10, 1982. Form of application used with variable annuity contract currently is incorporated by reference to Registrant's Post Effective Amendment No. 8 on
        Form N-4 (File No. 811-03249) filed April 27,
        2001.

(6) Copies of Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor's
        Registration Statement on Form S-1 (File No.
        333-01173) filed on October 29, 1996.

(7)     Not Applicable



(8)     Form of Participation Agreement with Fidelity Variable
        Insurance Product Fund, filed herewith.


(9) Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's
        Post-Effective Amendment No. 14 to its
        Registration Statement on Form N-4 (File No.
        2-73879) filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8
        (File No. 33-82610) filed April 27, 2001.


(10)   (a) Written Consent of Jorden Burt LLP filed herewith.

       (b) Written Consent of Deloitte & Touche LLP filed herewith.



(11)   Not Applicable

(12)   Not Applicable


Item 25.   Directors and Officers of the Depositor

                                                                    Positions and Offices
Name                     Principal Business Address                        with Depositor
----                     --------------------------                        ----------------

James Balog              2205 North Southwinds Boulevard, Apt. 307          Director
                         Vero Beach, Florida 32963

James W. Burns, O.C.            (7)                                         Director

Orest T. Dackow                 (3)                                         Director

Andre Desmarais                 (4)                                         Director

Paul Desmarais, Jr.             (4)                                         Director

Robert Gratton                  (5)                                         Chairman

Kevin P. Kavanagh, C.M.         (1)                                         Director

William Mackness         696 Whitehaven Crescent                            Director
                         London, Ontario N6G 4V4

William T. McCallum             (3)                                        Director, President and
                                                                           Chief Executive Officer

Jerry E.A. Nickerson     H.B. Nickerson & Sons Limited                      Director
                         P.O. Box 130
                         255 Commercial Street
                         North Sydney, Nova Scotia B2A 3M2

David A. Nield           330 University Ave.                                Director
                         Toronto, Ontario M5G 1R8
                         Canada

Michel Plessis-Belair, F.C.A.     (4)                                       Director

Brian E. Walsh           QVan Capital, LLC                                  Director
                         1 Dock Street, 4th Floor
                         Stamford, Connecticut 06902

S. Mark Corbett                 (3)                                         Senior Vice-President,
                                                                            Investments

Glen R. Derback                 (3)                                         Senior Vice-President
                                                                            and Controller





                                                                    Positions and Offices
Name                     Principal Business Address                     with Depositor

John R. Gabbert                 (2)                                 Senior Vice President,


                                                                    Great-West Healthcare
                                                                    Chief Information Officer



Donna A. Goldin                 (2)                                 Senior Vice-President
                                                                    Great-West Healthcare
                                                                    Operations


Mitchell T.G. Graye                    (3)                          Executive Vice-President,
                                                                    Chief Financial Officer

Wayne Hoffmann                  (3)                                 Senior Vice-President,
                                                                    Investments


D. Craig Lennox                 (6)                                 Senior Vice-President,
                                                                    General Counsel and
                                                                    Secretary

James L. McCallen               (3)                                 Senior Vice-President
                                                                    and Actuary

Graham R. McDonald              (3)                                 Senior Vice-President,
                                                                    Corporate Administration


Charles P. Nelson               (3)                                 Senior Vice President,
                                                                    Retirement Services


Deborah L. Origer               (2)                                 Senior Vice-President,


                                                                    Great-West Healthcare
                                                                    Management


Marty Rosenbaum                 (2)                                 Senior Vice-President,


                                                                    Great-West     Healthcare
                                                                    Finance


Richard F. Rivers               (2)                                 Executive Vice President,


                                                                    Great-West Healthcare

Gregory E. Seller         18101 Von Karman Ave. Ste.1460            Senior Vice-President,
                          Irvine, CA 92715

                                                                    Government Markets

Robert K. Shaw                  (3)                                 Senior Vice-President,
                                                                    Individual Markets


Mark Stadler                    (2)                                 Senior Vice President,
                                                                    Great-West Healthcare
                                                                    Sales, U.S. Markets


Douglas L. Stefanson            (2)                                 Senior Vice-President,

                                                                    Great-West Healthcare Underwriting

George D. Webb                  (3)                                 Senior Vice-President,
                                                                    Retirement Services
                                                                    P/NP Operations



                                                                    Positions and Offices
Name                     Principal Business Address                        with Depositor

Douglas L. Wooden               (3)                                 Executive Vice-President,

                                                                    Financial Services



(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(7) Power Corporation of Canada, 1 Lombard Place, 26th Floor, Winnipeg, Manitoba, Canada R3B 0X5


Item 26. Persons controlled by or under common control with the Depositor or Registrant


Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           66.4%  - Power Financial Corporation (Canada) - Holding Company
                74.9%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                         100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                         100.0% - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance Company
                                  100.0%  - First Great-West Life & Annuity Insurance Company (New York) - Life and
                                            Health Insurance Company
                                  100.0%  - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                  100.0%  - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance
                                            Company
                                  100.0%  - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                            100.0%  - GWFS Equities, Inc. (Delaware) - Securities Broker/Dealer
                                            100.0%  - BenefitsCorp of Wyoming, Inc. (Wyoming) - Insurance Agency
                                  100.0%  - Canada Life Insurance Company of America (Michigan) - Life and Health
                                            Insurance Company
                                            100.0%  - Canada Life of America Financial Services, Inc. (Georgia) - Securities
                                            Broker/Dealer
                                  100.0%  - Canada Life Insurance Company of New York (New York) - Life and Health
                                            Insurance Company
                                  100.0%  - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party
                                            Administrator
                                            100.0%  - NPC Securities, Inc. (California) - Securities Broker/Dealer
                                            100.0%  - NPC Administrative Services Corporation (Delaware) - Third Party
                                                      Administrator
                                            100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc. (Massachusetts)
                                                     - Insurance Agency
                                  100.0%  - EMJAY Corporation (Wisconsin) - Third Party Administrator
                                            100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) - Third Party Administrator
                                  100.0%  - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company
                                            100.0%  - Great-West Healthcare, Inc. (Vermont) - Network contracting, development and management
                                                      100.0%  - Great-West Healthcare of Arizona, Inc. (Arizona) - Health Care
                                                                Services Organization
                                                      100.0%  - Great-West Healthcare of California, Inc. (California) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Colorado, Inc. (Colorado) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Florida, Inc. (Florida) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Georgia, Inc.(Georgia) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Illinois, Inc. (Illinois) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Indiana, Inc.(Indiana) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) -
                                                                Health Maintenance Organization
                                                      100.0%  - Great-West Healthcare of New Jersey, Inc. (New Jersey) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of North Carolina, Inc. (North Carolina) -
                                                                Health Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Ohio, Inc. (Ohio) -
                                                                Health Insuring Corporation
                                                      100.0%  - Great-West Healthcare of Oregon, Inc. (Oregon) -
                                                                Health Care Service Contractors
                                                      100.0%  - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Tennessee, Inc. (Tennessee) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Texas, Inc. (Texas) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Washington, Inc. (Washington) -
                                                                Health Care Service Contractors
                                                      100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                                            100.0%  - Financial Administrative Services Corporation (Colorado) - Third Party
                                                      Administrator
                                            100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                                                      50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                                            100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                                             90.3%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                            100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser
                                                      100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                                      100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                                            100.0%  - Orchard Trust Company, LLC (Colorado) - Trust Company
                                             31.2%  - BFM Holdings, LLC (Delaware) - Holding Company



Item 27.   Number of Owners


           As of March 31, 2005, there were 324 Owners. 261 of the Owners are qualified, while the other 63 Owners are non-qualified.


Item 28.   Indemnification

           Provisions exist under the Colorado Business Corporation Act and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                        Colorado Business Corporation Act

   Article 109 - INDEMNIFICATION

   Section 7-109-101.  Definitions.

As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

  (a) The person conducted himself or herself in good faith; and

  (b) The person reasonably believed:

      (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

      (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

   (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a) The director furnishes the corporation a written affirmation of the director's good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

           (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required by under subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or
(b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b) By the shareholders.

           (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

         If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.


                                           Bylaws of GWL&A

           Article II, Section 11.  Indemnification of Directors.
                                    ----------------------------

             The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter


   (a) GWFS Equities, Inc. ("GWFS") currently distributes securities of Variable Annuity-1 Series Account, Variable Annuity-1 Series Account of First Great-West Life and Anuity and FutureFunds Series Account, and Pinnacle Series Account in addition to those of the Registrant.


   (b)     Directors and Officers of GWFS

                                                                    Position and Offices
Name                     Principal Business Address                  with Underwriter

Charles P. Nelson        (1)                                 Chairman and President

Richard K. Shaw          (1)                                 Director



Graham E. Seller         18101 Von Karman Ave.               Director; Senior Vice President
                         Suite 1460                          Major Accounts
                         Irvine, CA 92715

Gregory R. McDonald      (1)                                 Director


Thomas M. Connolloy      300 Broadacres Drive                Vice President
                         Bloomfield, NJ 07003

William S. Harmon        (1)                                 Vice President

Kent A. Morris           500 North Central, Suite 220        Vice President
                         Glendale, CA 91203

Michael P. Sole          One North LaSalle, Suite 3200       Vice President
                         Chicago, IL 60602

Glen R. Derback          (1)                                 Treasurer


Dennis K.. Cohen         (1)                                 Assistant Vice President
                                                             Taxation


Beverly A. Byrne         8525 East Orchard Road              Secretary and Chief
                         Greenwood Village, CO 80111         Compliance Officer



Teresa L.  Luitz         (1)                                 Compliance Officer

Mary C. Maiers           (1)                                 Investments Compliance Officer


------------

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

   (c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

                      Net
Name of           Underwriting         Compensation
Principal         Discounts and             on                Brokerage
Underwriter       Commissions           Redemption           Commissions        Compensation


GWFS                  -0-                   -0-                   -0-             -0-


Item 30.   Location of Accounts and Records

           All accounts, books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.   Management Services

           Not Applicable.

Item 32.          Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


           (d) GWL&A represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GWL&A.

                                   SIGNATURES



        Pursuant to the requirements of the the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Registration Statement on Form N-4 to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 29th day of April, 2005.


                                    MAXIM SERIES ACCOUNT
                                    (Registrant)



                                    By:    /s/ William T. McCallum
                                           William T. McCallum, President
                                           and Chief Executive Officer of
                                           Great-West Life & Annuity
                                           Insurance Company


                                    By:    GREAT-WEST LIFE & ANNUITY
                                           INSURANCE COMPANY
                                           (Depositor)



                                    By:    /s/ William T. McCallum
                                           William T. McCallum, President
                                           and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


/s/ R. Gratton

R. Gratton*                         Chairman of the Board         April __, 2005



/s/ W.T. McCallum

W.T. McCallum                       President, Chief Executive    April __, 2005
                                    Officer and Director


/s/ M.T.G. Graye

M.T.G. Graye                        Executive Vice President &    April __, 2005
                                    Chief Financial Officer



/s/ J. Balog

J. Balog*                           Director                      April __, 2005


/s/ J.W. Burns

J.W. Burns*                         Director                      April __, 2005



/s/ O.T. Dackow

O.T. Dackow*                        Director                      April __, 2005



/s/ A. Desmarais

A. Desmarais*                       Director                     April __ , 2005



/s/ P. Desmarais

P. Desmarais, Jr.*                  Director                      April __, 2005



/s/ K.P. Kavanagh

K.P. Kavanagh*                      Director                      April __, 2005



/s/ W. Mackness

W. Mackness*                        Director                      April __, 2005



/s/ J.E.A. Nickerson

J.E.A. Nickerson*                   Director                      April __, 2005



D.A. Nield                          Director                      April __, 2005



/s/ M. Plessis-Belair

M. Plessis-Belair*                  Director                      April __, 2005



/s/ B.E. Walsh

B.E. Walsh*                         Director                      April __, 2005



*By:    /s/ Glen R. Derback
 Attorney-in-fact pursuant to Powers of Attorney incorporated by reference to Registrant's initial Registration Statement on Form N-4 (File No. 333-44839) filed on January 23, 1998 and incorporated herein by reference.